Exhibit 4.2
Execution Version

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
Class A-1 4.020% Asset Backed Notes
Class A-2 4.37% Asset Backed Notes
Class A-3 4.56% Asset Backed Notes
Class B 4.87% Asset Backed Notes
Class C 5.16% Asset Backed Notes
Class D 5.64% Asset Backed Notes
Class E 7.58% Asset Backed Notes
Class N 6.68% Asset Backed Notes

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INDENTURE
Dated as of August 9, 2026
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EXETER HOLDINGS TRUST 2026-4
Holding Trust

CITIBANK, N.A.
Indenture Trustee

TABLE OF CONTENTS

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EXHIBITS

EXHIBIT A-1	Form of Class A-1 Note
EXHIBIT A-2	Form of Class A-2 Note
EXHIBIT A-3	Form of Class A-3 Note
EXHIBIT B	Form of Class B Note
EXHIBIT C	Form of Class C Note
EXHIBIT D	Form of Class D Note
EXHIBIT E-1	Form of Class E Note (QIB)
EXHIBIT E-2	Form of Class E Note (Institutional Accredited Investor)
EXHIBIT E-3	Form of Class E Note (Regulation S)
EXHIBIT F-1	Form of Class N Note (QIB)
EXHIBIT F-2	Form of Class N Note (Institutional Accredited Investor)
EXHIBIT F-3	Form of Class N Note (Regulation S)

EXHIBIT G-1	Form of Transfer Certificate for Transfers from Regulation S Global Note to Global Note
EXHIBIT G-2	Form of Transfer Certificate for Transfers from Global Note to Regulation S Global Note

SCHEDULES
SCHEDULE A	Representations and Warranties of the Issuer and the Holding Trust

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INDENTURE dated as of August 9, 2026, among EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4, a Delaware statutory trust (the “Issuer”), EXETER HOLDINGS TRUST 2026-4, a Delaware statutory trust (the “Holding Trust”), and CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”).
Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer’s Class A-1 4.020% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 4.37% Asset Backed Notes (the “Class A-2 Notes”), Class A-3 4.56% Asset Backed Notes (the “Class A-3 Notes”), the Class B 4.87% Asset Backed Notes (the “Class B Notes”), the Class C 5.16% Asset Backed Notes (the “Class C Notes”), the Class D 5.64% Asset Backed Notes (the “Class D Notes”), the Class E 7.58% Asset Backed Notes (the “Class E Notes”) and the Class N 6.68% Asset Backed Notes (the “Class N Notes” and, collectively with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, the “Notes”).
As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer and the Holding Trust have agreed to assign the Collateral (as defined below) as collateral to the Indenture Trustee for the benefit of the Indenture Trustee on behalf of the Noteholders.
GRANTING CLAUSE
The Issuer and the Holding Trust hereby Grant to the Indenture Trustee at the Closing Date, for the benefit of the Issuer Secured Parties, all of the Issuer’s and the Holding Trust’s right, title and interest in and to the following property, whether now existing or hereafter acquired or arising (a) the Receivables and all moneys received thereon after the Cutoff Date; (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer or the Holding Trust in the Financed Vehicles; (c) any proceeds with respect to the Receivables repurchased by a Dealer or Direct Lender, pursuant to a Dealer Agreement or Direct Lender Agreement, as applicable, as a result of a breach of representation or warranty in such Dealer Agreement or Direct Lender Agreement; (d) all rights under any Service Contracts on the related Financed Vehicles; (e) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables; (f) the Trust Accounts and all funds on deposit from time to time in the Trust Accounts, and in all investments and proceeds thereof and all rights of the Issuer or the Holding Trust therein (including all income thereon); (g) any proceeds of the Receivables held in the Lockbox Account from time to time; (h) the Issuer’s and the Holding Trust’s rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of Exeter under the Purchase Agreement; (i) all items contained in the Receivable Files and any and all other documents that Exeter keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles; (j) the Issuer’s and the Holding Trust’s rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement (including all rights of the Seller under the Purchase Agreement assigned to the Issuer pursuant to the Sale and Servicing Agreement and contributed to the Holding Trust pursuant to the Contribution Agreement); (k) all of the Issuer’s and the Holding Trust’s (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments

and (v) General Intangibles (as such terms are defined in the UCC) relative to the property described in (a) through (j); (l) all proceeds and investments with respect to items (a) through (k); (m) the Holding Trust Certificate, and all distributions on or in respect of the Holding Trust Certificate and any other rights granted to the holder of the Holding Trust Certificate and (n) all present and future claims, demands, causes and choses of action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the “Collateral”).
The foregoing Grant is made in trust to the Indenture Trustee, for the benefit of the Issuer Secured Parties.  The Indenture Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.
The Indenture Trustee shall maintain custody of the Holding Trust Certificate actually received by it in accordance with the terms of this Indenture and its internal policies and procedures relating the holding of similar property.  During the existence and continuance of an Event of Default, the prudent person standard of care shall not apply to the Indenture Trustee’s duties as custodian of the Holding Trust Certificate hereunder.  The Issuer shall deliver the Holding Trust Certificate to the Indenture Trustee on the Closing Date or such other date as agreed to by the Issuer and the Indenture Trustee.
Each of the Issuer and the Holding Trust hereby authorizes the filing of a financing statement against the Issuer and the Holding Trust, respectively, describing the Collateral as constituting all assets whether now owned and existing or hereafter arising or acquired of the Issuer as debtor and the Holding Trust as debtor or similar language.

ARTICLE I
Definitions and Incorporation by Reference
Section 1.1      Definitions.  Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture.
“Act” has the meaning specified in Section 11.3(a).
“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.  A Person shall not be deemed to be an Affiliate of any person solely because such other Person has the contractual right or obligation to manage such Person unless such other Person controls such Person through equity ownership or otherwise.
“Authorized Officer” means, with respect to the Issuer or the Holding Trust, any officer or agent of the Owner Trustee or the Servicer who is authorized (including, without limitation, pursuant to a power of attorney) to act for the Issuer, the Holding Trust, the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer or the Holding Trust, as applicable, and who is identified on the related list of Authorized Officers delivered by the Owner Trustee or the Servicer, as applicable, to the Indenture Trustee on the Closing Date (as each such list may be modified or supplemented from time to time thereafter).
“Basic Documents” means this Indenture, the Certificate of Trust, the Trust Agreement, the Holding Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Contribution Agreement, the Custodian Agreement, the Lockbox Account Agreement, the Lockbox Intercreditor Agreement, the Underwriting Agreement, the Asset Representations Review Agreement and other documents and certificates delivered in connection therewith.
“Book-Entry Notes” means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.
“Business Day” means any day other than a Saturday, a Sunday, legal holiday or other day on which commercial banking institutions located in Wilmington, Delaware, Irving, Texas, New York, New York, Jersey City, New Jersey or any other location of any successor Servicer, successor Owner Trustee or successor Indenture Trustee are authorized or obligated by law, executive order or governmental decree to be closed.
“Certificates” means trust certificates evidencing the beneficial interest of Certificateholders in the Issuer.

“Certificateholders” means the Person in whose name a Certificate is registered on the Certificate Register.
“Certificate of Trust” means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.
“Class A Notes” means, collectively, the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.
“Class A-1 Interest Rate” means 4.020% per annum (computed on the basis of the actual number of days in the related Interest Period and a year assumed to consist of 360 days).
“Class A-1 Notes” means the Class A-1 4.020% Asset Backed Notes, substantially in the form of Exhibit A-1.
“Class A-2 Interest Rate” means 4.37% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).
“Class A-2 Notes” means the Class A-2 4.37% Asset Backed Notes, substantially in the form of Exhibit A-2.
 “Class A-3 Interest Rate” means 4.56% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).
“Class A-3 Notes” means the Class A-3 4.56% Asset Backed Notes, substantially in the form of Exhibit A-3.
 “Class B Interest Rate” means 4.87% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).
“Class B Notes” means the Class B 4.87% Asset Backed Notes, substantially in the form of Exhibit B.
“Class C Interest Rate” means 5.16% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).
“Class C Notes” means the Class C 5.16% Asset Backed Notes, substantially in the form of Exhibit C.
“Class D Interest Rate” means 5.64% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).
“Class D Notes” means the Class D 5.64% Asset Backed Notes, substantially in the form of Exhibit D.
“Class E Interest Rate” means 7.58% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Class E Notes” means the Class E 7.58% Asset Backed Notes, substantially in the form of Exhibit E-1, Exhibit E-2 or Exhibit E-3, as applicable.
“Class N Interest Rate” means 6.68% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).
“Class N Notes” means the Class N 6.68% Asset Backed Notes, substantially in the form of Exhibit F-1, Exhibit F-2 or Exhibit F-3, as applicable.
“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.
“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.
“Closing Date” means August 31, 2026.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.
“Collateral” has the meaning specified in the Granting Clause of this Indenture.
“Commission” means the United States Securities and Exchange Commission.
“Controlling Party” means the Indenture Trustee, acting on behalf of the Noteholders.
“Corporate Trust Office” means the principal office of the Indenture Trustee, (i) solely with respect to the transfer, surrender, exchange or presentation of final payment of the Notes, 480 Washington Boulevard, 16th Floor, Jersey City, New Jersey 07310, Attention: Citibank Agency & Trust, EART 2026-4 and (ii) for all other purposes, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Indenture is located at 388 Greenwich Street, 26th Floor, New York, New York 10013, Attention: Citibank Agency & Trust, EART 2026-4, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Servicer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).
“Default” means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.
“Definitive Notes” has the meaning specified in Section 2.10.
“Distribution Compliance Period” means the period from the Closing Date to the 40th day after the Closing Date.
“Distribution Date” has the meaning specified in the Sale and Servicing Agreement.

“DWAC” means the “Deposit/Withdraw at Custodian” service (or another substantially similar service, if applicable) administered by the Clearing Agency, by which the Pre-DWAC Initial Principal Amount of the Book-Entry Notes may be adjusted from time to time.
“DWAC Decrease Amount” has the meaning specified in Section 2.12(b).
“DWAC Decrease Date” has the meaning specified in Section 2.12(b).
“DWAC Decrease Amount” has the meaning specified in Section 2.12(c).
“DWAC Decrease Date” has the meaning specified in Section 2.12(c).
“ERISA” has the meaning specified in Section 2.4.
“Event of Default” has the meaning specified in Section 5.1.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Executive Officer” means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.
“FATCA” means Sections 1471 through 1474 of the Code, any regulations or official interpretations thereof, any applicable agreement entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreement and any non-U.S. law or regulation implementing the foregoing.
“FATCA Withholding Tax” shall mean any deduction or withholding pursuant to FATCA.
“Final Scheduled Distribution Date” means with respect to (i) the Class A-1 Notes, the August 2027 Distribution Date, (ii) the Class A-2 Notes, the December 2028 Distribution Date, (iii) the Class A-3 Notes, October 2030 Distribution Date, (iv) the Class B Notes, the June 2031 Distribution Date, (v) the Class C Notes, the February 2033 Distribution Date, (vi) the Class D Notes, the February 2033 Distribution Date,  (vii) the Class E Notes, the October 2034 Distribution Date, and (viii) the Class N Notes, the October 2034 Distribution Date.
“Flow-Through Entity” means an entity treated for U.S. federal income tax purposes as a partnership, subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing), in each case as defined in the Code.
“Force Majeure Event” shall mean any default or delay caused by acts of God or government, including wars or military action, terrorism or threat of terrorism, riots or civil unrest, pandemics, epidemics, fires, storms, earthquakes, floods, power outages or other disasters of nature, provided such default or delay could not have been prevented by the taking of commercially reasonable precautions such as the implementation and execution of disaster recovery plans.

“Global Notes” has the meaning specified in Section 2.10.
“Grant” means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture.  A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.
“Holder” or “Noteholder” means the Person in whose name a Note is registered on the Note Register.
“Indebtedness” means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.
“Indenture” means this Indenture as amended and supplemented from time to time.
“Indenture Trustee” means Citibank, N.A., a national banking association, not in its individual capacity but as indenture trustee under this Indenture, or any successor indenture trustee under this Indenture.
“Independent” means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Indenture and that the signer is Independent within the meaning thereof.
“Institutional Accredited Investor” means an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.
“Interest Rate” means, with respect to the (i) Class A-1 Notes, the Class A-1 Interest Rate, (ii) Class A-2 Notes, the Class A-2 Interest Rate, (iii) Class A-3 Notes, the Class A-3 Interest Rate, (iv) Class B Notes, the Class B Interest Rate, (v) Class C Notes, the Class C Interest Rate, (vi) Class D Notes, the Class D Interest Rate, (vii) Class E Notes, the Class E Interest Rate, and (viii) Class N Notes, the Class N Interest Rate.
“Issuer” means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.
“Issuer Order” and “Issuer Request” means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.
“Issuer Secured Parties” means the Indenture Trustee in respect of the Trustee Issuer Secured Obligations.
“Majority Noteholders” means the Holders of Notes representing a majority of (i) the Class A Notes Outstanding (voting together as a Class) as long as any Class A Notes are Outstanding, and thereafter (ii) the Class B Notes Outstanding as long as any Class B Notes are Outstanding, and thereafter (iii) the Class C Notes Outstanding as long as any Class C Notes are Outstanding, and thereafter (iv) the Class D Notes Outstanding as long as any Class D Notes are Outstanding, and thereafter (v) the Class E Notes Outstanding as long as any Class E Notes are Outstanding.
“Note” means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note, a Class B Note, a Class C Note, a Class D Note, Class E Note or a Class N Note.
“Note Owner” means, with respect to a Book-Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).
“Note Paying Agent” means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the

Issuer.  For so long as Citibank, N.A., is the Indenture Trustee, it shall also act as the Note Paying Agent.
“Note Register” and “Note Registrar” have the respective meanings specified in Section 2.4.
“Noteholder FATCA Information” has the meaning set forth in Section 3.22(c) hereof.
“Noteholder Tax Identification Information” has the meaning set forth in Section 3.22(c) hereof.
“Notice of Default” has the meaning set forth in Section 5.1 hereof.
“Officer’s Certificate” means a certificate signed by any Authorized Officer of the Issuer or the Holding Trust, as applicable, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 and TIA §314, and delivered to the Indenture Trustee.  Unless otherwise specified, any reference in this Indenture to an Officer’s Certificate shall be to an Officer’s Certificate of any Authorized Officer of the Issuer.
“Opinion of Counsel” means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which shall comply with any applicable requirements of Section 11.1, and shall be in form and substance satisfactory to the Indenture Trustee.
“Outstanding” means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:
(i)            Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;
(ii)            Notes or portions thereof in respect of which the amount of money necessary for full payment of such notes or such or portions thereof has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee); and
(iii)            Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;
provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only

Notes that a Responsible Officer of the Indenture Trustee either has actual knowledge of such ownership or has received written notice thereof shall be so disregarded.  Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.
“Outstanding Amount” means the aggregate principal amount of all Notes, or class of Notes, as applicable, Outstanding at the date of determination.
“Permanent Regulation S Global Note” has the meaning specified in Section 2.10.
“Plan” has the meaning specified in Section 2.4.
“Post-DWAC Initial Principal Amount” has the meaning specified in Section 2.12(b).
“Pre-DWAC Initial Principal Amount” has the meaning specified in Section 2.12(b).
“Predecessor Note” means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.
“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.
“Qualified Institutional Buyer” has the meaning specified in Rule 144A of the Securities Act.
“Rating Agency” means each of S&P and Moody’s so long as such Persons maintain a rating on the Notes; and if S&P or Moody’s no longer maintains a rating on the Notes, such other nationally recognized statistical rating organization engaged by the Seller.
“Rating Agency Condition” means, with respect to each Rating Agency and any action, that such Rating Agency shall have been given ten days’ (or such shorter period as shall be acceptable to such Rating Agency) prior notice thereof by Exeter and (according to the then-current policies of such Rating Agency) such Rating Agency has either (i) notified the Seller, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of its then-current rating of any Class of Notes, or (ii) not notified the Seller, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer in writing that such action will result in a reduction or withdrawal of its then-current rating of any Class of Notes.
“Record Date” means, with respect to a Distribution Date or Redemption Date, the close of business on the Business Day immediately preceding such Distribution Date or Redemption Date.

“Redemption Date” means in the case of a redemption of the Notes pursuant to Section 10.1(a) or a payment to Noteholders pursuant to Section 10.1(b), the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.1(a) or 10.1(b) as applicable.
“Redemption Price” means (a) in the case of a redemption of the Notes pursuant to Section 10.1(a), an amount equal to the unpaid principal amount of the then outstanding principal amount of each class of Notes being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date, or (b) in the case of a payment made to Noteholders pursuant to Section 10.1(b), the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) above.
“Regulation S” means Regulation S under the Securities Act.
“Regulation S Global Notes” has the meaning specified in Section 2.10.
“Responsible Officer” means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture or any other Basic Document and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.
“Rule 144A” means Rule 144A under the Securities Act.
“Rule 144A Notes” means any Book-Entry Notes initially issued to Qualified Institutional Buyers or Institutional Accredited Investors.
“Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of August 9, 2026, among the Issuer, the Holding Trust, the Seller, the Servicer, the Indenture Trustee and the Backup Servicer, as the same may be amended or supplemented from time to time.
“Schedule of Representations” means the Schedule of Representations and Warranties attached hereto as Schedule A.
“Securities Act” means the Securities Act of 1933, as amended.
“Similar Law” has the meaning specified in Section 2.4.
“Similar Law Plan” has the meaning specified in Section 2.4.
“STAMP” has the meaning specified in Section 2.4.
“State” means any one of the 50 states of the United States of America or the District of Columbia.

“Tax Opinion” means, with respect to any action, an Opinion of Counsel to the effect that, for U.S. federal income tax purposes, (a) such action will not cause the Notes of any Outstanding Class of Notes that were characterized as debt at the time of their issuance to be characterized as other than debt, (b) such action will not cause the Issuer to be deemed to be an association (or publicly traded partnership) taxable as a corporation, (c) such action will not cause Holding Trust to be treated as other than a “grantor trust” within the meaning of subtitle A, chapter 1, subchapter J, part I, subpart E of the Code and (d) except to the extent consented to by the applicable affected Noteholder(s), such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder.
“Temporary Regulation S Global Note” has the meaning specified in Section 2.10.
“Termination Date” means the date on which the Indenture Trustee shall have received payment and performance of all Trustee Issuer Secured Obligations.
“Trust Estate” means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.
“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended and in force on the date hereof, unless otherwise specifically provided.
“Trustee Issuer Secured Obligations” means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture, the Notes or any Basic Document.
“UCC” means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.
Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or the Trust Agreement.
Section 1.2      Incorporation by Reference of Trust Indenture Act.  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:
“Commission” means the Securities and Exchange Commission.
“indenture securities” means the Notes.
“indenture security holder” means a Noteholder.
“indenture to be qualified” means this Indenture.
“indenture trustee” or “institutional trustee” means the Indenture Trustee.

“obligor” on the indenture securities means the Issuer.
All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.
Section 1.3      Rules of Construction.  Unless the context otherwise requires:
i.            a term has the meaning assigned to it;
ii.            an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;
iii.            “or” is not exclusive;
iv.            “including” means including without limitation; and
v.            words in the singular include the plural and words in the plural include the singular.
ARTICLE II
The Notes
Section 2.1      Form.  The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes, in each case together with the Indenture Trustee’s certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3, B, C, D, E-1, E-2, E-3, F-1, F-2 and F-3, as applicable, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.
The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.
Each Note shall be dated the date of its authentication.  The terms of the Notes set forth in Exhibits A-1, A-2, A-3, B, C, D, E-1, E-2, E-3, F-1, F-2 and F-3 are part of the terms of this Indenture.
Section 2.2      Execution, Authentication and Delivery.  The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers.  The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.
The Indenture Trustee shall, upon receipt of the Issuer Order, authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $119,000,000, Class A-2 Notes for original issue in an aggregate principal amount of $164,550,000, Class A-3 Notes for original issue in an aggregate principal amount of $246,630,000, Class B Notes for original issue in an aggregate principal amount of $115,230,000, Class C Notes for original issue in an aggregate principal amount of $118,550,000, Class D Notes for original issue in an aggregate principal amount of $159,560,000, Class E Notes for original issue in an aggregate principal amount of $107,470,000 and Class N Notes for original issue in an aggregate principal amount of $29,916,000.  The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes and Class N Notes outstanding at any time may not exceed such amounts except as provided in Section 2.5.
The Class A Notes, Class B Notes, Class C Notes and Class D Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000.  The Class E Notes shall be issuable as registered Notes in the minimum denomination of $1,629,000 and in integral multiples of $1,000. The Class N Notes shall be issuable as registered Notes in the minimum denomination of $1,425,000  and in integral multiples of $1,000.
No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual or facsimile signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.
Section 2.3      Temporary Notes.  Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.
If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay.  After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder.  Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations.  Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.
Section 2.4      Registration; Registration of Transfer and Exchange.  The Issuer shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes.  The Indenture Trustee shall be “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided.  Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.
If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee and Owner Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders of the Notes and the principal amounts and number of such Notes.  For so long as Citibank, N.A. is the Indenture Trustee, it shall also act as the Note Registrar.
The Note Registrar will furnish to the Owner Trustee as soon as practicable, and within two (2) Business Days after receipt by the Note Registrar of a written request therefor from the Owner Trustee, in such form as the Owner Trustee may reasonably require, a copy of the current Note Register.
The Class E Notes and the Class N Notes have not been and will not be registered under the Securities Act or any state or other applicable securities laws and will not be listed on any exchange.  A Noteholder may only offer, sell or otherwise transfer, in whole or in part, a Class E Note or a Class N Note to the Seller or an Affiliate of the Seller, a Qualified Institutional Buyer or a non-U.S. Person outside the United States pursuant to available exemptions from the registration requirements of the Securities Act and all other applicable securities laws.
Subject to Sections 2.10 and 2.12 hereof, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount.
At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency.  Whenever any Notes are so surrendered for exchange, subject to Sections 2.10 and 2.12 hereof, if the requirements of Section 8-401(1) of the UCC are met the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.
All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the forms attached to Exhibits A-1, A-2, A-3, B, C, D, E-1, E-2, E-3, F-1, F-2 and F-3 duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing, with (if required by the Note Registrar) such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require.
Notwithstanding the foregoing, in the case of any sale or other transfer of a Class A Note, Class B Note, Class C Note or Class D Note (or a beneficial interest therein), the purchaser or other transferee of such Note shall be required or deemed to represent and warrant to the Note Registrar that it is not and will not be, and is not acting on behalf of or investing the assets of, an entity that is or will be (a) an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to Title I of ERISA, (b) a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (c) an entity whose underlying assets are deemed to include assets of an employee benefit plan or a plan described in (a) or (b) above by reason of such employee benefit plan’s or plan’s investment in the entity (collectively, a “Plan”) or (d) an employee benefit plan, a plan or similar arrangement that is not a Plan but is subject to federal, state, local or non-U.S. laws or regulations substantially similar to Section 406 of ERISA or Section 4975 of the Code (collectively, “Similar Law” and a “Similar Law Plan”) unless such purchaser’s or transferee’s acquisition, holding and disposition of a Class A Note, Class B Note, Class C Note or Class D Note (or a beneficial interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or a violation of any provision of any Similar Law.
Notwithstanding the foregoing, in the case of any sale or other transfer of a Class E Note or a Class N Note (or a beneficial interest in any such Note), the transferee of such Note shall be required or deemed to represent and warrant to the Note Registrar that it is not and will not be, and is not acting on behalf of or investing the assets of, an entity that is or will be a Plan or a Similar Law Plan.
Each holder of a Note (or a beneficial interest therein) shall provide the Issuer and the Indenture Trustee with the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information.  In addition, each holder of such Note will be deemed to understand that the Issuer and the Indenture Trustee have the right to withhold interest payable with respect to the Note (without any corresponding gross-up) on any beneficial owner of an interest in a Note that fails to comply with the foregoing requirements and any other requirements under FATCA.
The Issuer represents, warrants and covenants to the Indenture Trustee that the Issuer will provide or will cause to be provided, upon request, (i) information to the extent necessary or required for the Indenture Trustee to determine whether payments made or to be made by the Issuer with respect to the Notes are payments of U.S. source income subject to U.S. federal withholding tax or (ii) such additional information to the extent necessary or required that it may have to assist the Indenture Trustee or the Note Paying Agent in making informational reports.  The Indenture Trustee shall withhold from any payments with respect to the Notes as required by applicable law.
The transferee of any Class E Notes or any Class N Notes acknowledges that it is deemed to represent that, as a result of its own activities separate from those of the Issuer, it would not be required to treat income from the Class E Notes or the Class N Notes as effectively connected to a United States trade or business of a person that is not a U.S. person (within the meaning of Section 7701(a)(30)), and it further acknowledges that the Indenture provides that no holder of a Class E Note or a Class N Note shall provide the Issuer with either an IRS Form W-8ECI (or successor form) or an IRS Form W-8IMY (or successor form) to which an IRS Form W-8ECI (or successor form) is attached (either directly or as part of another form attached to such IRS Form W-8IMY).
No portion of the Class E Notes or the Class N Notes or any interest therein may be transferred, directly or indirectly, to any Person which would provide an IRS Form W‑8ECI or IRS Form W‑8IMY with an attached IRS Form W‑8ECI in response to the withholding requirements of the Code.
Each holder of a Class E Note or a Class N Note (or a beneficial interest in any such Note), by acceptance of such Note or such interest in such Note, acknowledges that it is deemed to represent (A) either (I) is not and will not become for U.S. federal income tax purposes a Flow-Through Entity or (II) if it is or becomes a Flow-Through Entity, then (x) none of the direct or indirect beneficial owners of any of the interests in such Flow-Through Entity has or ever will have more than 50% of the value of its interest in such Flow-Through Entity attributable to the interest of such Flow-Through Entity in the Class E Notes or the Class N Notes and any equity interests in the Issuer, and (y) it is not and will not be a principal purpose of the arrangement involving the investment of such Flow-Through Entity in any Class E Note or Class N Note to permit any partnership to satisfy the 100 partner limitation of section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Code, (B) it will not sell, assign, transfer, pledge or otherwise convey any participating interest in any Note or any financial instrument or contract the value of which is determined by reference in whole or in part to any Note, (C) it is not acquiring and will not sell, transfer, assign, participate, pledge or otherwise dispose of any Class E Note or Class N Note (or interest therein) if such acquisition, sale, transfer, assignment, participation, pledge or disposition is through, or would cause any Class E Note or Class N Note (or interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b) of the Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations and (D) it does not and will not beneficially own any Class E Note  or Class N Note (or any beneficial interest therein) in an amount that is less than the minimum denomination for such Class E Note or Class N Note.  To the extent a holder of a Class E Note or Class N Note (or a beneficial interest therein) is unable to make each of the representations contained in the foregoing clauses (A), (B), (C) and (D), such holder acknowledges that it is deemed to agree to provide an opinion of nationally recognized U.S. tax counsel reasonably acceptable to the Issuer that its acquisition of a Class E Note or Class N Note (or any beneficial interest therein) will not cause the Issuer to be treated as a publicly traded partnership taxable as a corporation.  Any transfer of a Class E Note or Class N Note (or any beneficial interest therein) that does not comply with the foregoing requirements will be deemed null and void ab initio.
No holder of a Class E Note or Class N Note shall acquire, sell, transfer, assign, participate, pledge, or dispose of any Class E Note, Class N Note or interest therein, if such acquisition, sale, transfer, assignment, participation, pledge or disposition is through, or would cause any Class E Note, Class N Note or interest therein, to be marketed on or through, an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.
No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.
Prior to any Notes (other than the Class E Notes and the Class N Notes) which are retained on the Closing Date or acquired after the Closing Date by the Sponsor or an entity that is deemed to be an affiliate of the Sponsor for U.S. federal income tax purposes being sold, pledged or transferred, the Sponsor and the Indenture Trustee shall have received an Opinion of Counsel that such Notes will be characterized as indebtedness for U.S. federal income tax purposes, if held by persons other than a beneficial owner of the equity in the Issuer or its Affiliates. Prior to any Class E Notes which are retained on the Closing Date or acquired after the Closing Date by the Sponsor or an entity that is deemed to be an affiliate of the Sponsor for U.S. federal income tax purposes being sold, pledged, or transferred, the Sponsor and the Indenture Trustee shall have received an Opinion of Counsel that such Class E Notes should be characterized as indebtedness for U.S. federal income tax purposes, if held by persons other than a beneficial owner of the equity in the Issuer or its Affiliates. Prior to any Class N Notes which are retained on the Closing Date or acquired after the Closing Date by the Sponsor or an entity that is deemed to be an affiliate of the Sponsor for U.S. federal income tax purposes being sold, pledged, or transferred, the Sponsor and the Indenture Trustee shall have received an Opinion of Counsel that such action will not cause the Issuer to be an association (or publicly traded partnership) taxable as a corporation.
The preceding provisions of this section notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.
Section 2.5      Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security, surety bond, or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date, without surrender thereof.  If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security, surety bond or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.
Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.
Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
Section 2.6      Persons Deemed Owner.  Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.
Section 2.7      Payment of Principal and Interest; Defaulted Interest.
(a)            The Notes shall accrue interest as provided in the forms of the Class A-1 Note, the Class A-2 Note, the Class A-3 Note, the Class B Note, the Class C Note, the Class D Note, the Class E Note and the Class N Note set forth in Exhibits A-1, A-2, A-3, B, C, D, E-1, E-2, E-3, F-1, F-2 and F-3, as applicable, and such interest shall be due and payable on each Distribution Date, as specified therein.  Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer in immediately available funds to the account of such Noteholder at a bank or other depository institution having appropriate wire transfer facilities, provided that the Noteholder has furnished the Note Paying Agent with wire instructions no later than seven (7) days prior to the related Distribution Date (which may be standing instructions), except that, unless Definitive Notes have been issued, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Final Scheduled Distribution Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which shall be payable as provided below.
(b)            The principal of each Note shall be payable in installments on each Distribution Date as provided in the forms of the Class A-1 Note, the Class A-2 Note, the Class A-3 Note, the Class B Note, the Class C Note, the Class D Note, the Class E Note and the Class N Note, set forth in Exhibits A-1, A-2, A-3, B, C, D, E-1, E-2, E-3, F-1, F-2 and F-3, as applicable.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in Section 5.2.  All principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto.  Upon written notice from the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid.  Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.  Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.
(c)            If the Issuer defaults in a payment of interest on the Notes, and such default is waived by the Controlling Party, acting at the direction of the Majority Noteholders, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner.  The Issuer may pay such defaulted interest to the Persons who are Noteholders on the immediately following Distribution Date, and, if such amount is not paid on such following Distribution Date, then on a subsequent special record date, which date shall be at least five Business Days prior to the payment date.  The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.
Section 2.8      Cancellation.  All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee.  The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture

Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture.  All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall timely direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.
Section 2.9      Release of Collateral.  The Indenture Trustee shall, on the earlier of (i) the Termination Date or (ii) the Redemption Date (if the Notes are redeemed in full on such date), release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account.
Section 2.10      Book-Entry Notes.  The Class A Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes and Class N Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer.  The Rule 144A Notes sold to Persons who are Qualified Institutional Buyers or Institutional Accredited Investors will be issued in the form of restricted global notes (each, a “Global Note”).  The Class E Notes and the Class N Notes sold to Persons who are not U.S. Persons in offshore transactions in reliance on Regulation S of the Securities Act will each be issued initially in the form of a Temporary Regulation S Global Note (the “Temporary Regulation S Global Note”) and a Permanent Regulation S Global Note (the “Permanent Regulation S Global Note” and, collectively, with the Temporary Regulation S Global Note, the “Regulation S Global Notes”) for each class of Notes.  Before the last day of the Distribution Compliance Period, beneficial interests in the Regulation S Global Notes will be represented by a Temporary Regulation S Global Note, and on and after the Distribution Compliance Period, beneficial interests in the Regulation S Global Notes will be represented by a Permanent Regulation S Global Note.  Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no such Note Owner will receive a Definitive Note representing such Note Owner’s interest in such Note, except as provided in Section 2.12.  Unless and until definitive, fully registered Notes ( “Definitive Notes”) have been issued to all Note Owners pursuant to Section 2.12(a), the provisions of this Section shall be in full force and effect and, with respect to any Book-Entry Notes:
(i)            the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on such Notes and the giving of instructions or directions hereunder) as the sole Holder of such Notes, and shall have no obligation to the related Note Owners;
(ii)            to the extent that the provisions of this Section conflict with any other provisions of this Indenture with respect to any Book-Entry Notes, the provisions of this Section shall control;
(iii)            the rights of Note Owners of any Book-Entry Notes shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Notes are issued pursuant to Section

2.12(a), the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on any Book-Entry Notes to such Clearing Agency Participants;
(iv)            whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage in respect of which it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, Book-Entry Notes and has delivered such instructions to the Indenture Trustee;
(v)            Note Owners of any Book-Entry Notes may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office; and
(vi)            notwithstanding any provision to the contrary herein, so long as a Book-Entry Note is held by or on behalf of the Clearing Agency, transfers of a Book-Entry Note, in whole or in part, shall only be made in accordance with this Section 2.10.
(A)            subject to clauses (B) through (C) of this Section 2.10(vi) and Section 2.12, transfers of a Book-Entry Note shall be limited to transfers of such Book-Entry Note in whole, but not in part, to a nominee of the Clearing Agency or to a successor of the Clearing Agency or such successor’s nominee.
(B)            Regulation S Global Note to Global Note.  A holder of a beneficial interest in a Temporary Regulation S Global Note may not transfer any of its interest in such Temporary Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Global Note until the expiration of the Distribution Compliance Period.  After the expiration of the Distribution Compliance Period, Regulation S Global Notes will be represented by a Permanent Regulation S Global Note.  If a holder of a beneficial interest in a Permanent Regulation S Global Note wishes to transfer all or a part of its interest in such Permanent Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Global Note, such holder may, subject to the terms hereof and the rules and procedures of the Clearing Agency, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Global Note of the same Class.  Upon receipt by the Note Registrar of (A) instructions from the Clearing Agency directing the Note Registrar to cause such Global Note to be increased by an amount equal to such beneficial interest in such Permanent Regulation S Global Note but not less than the minimum denomination applicable to the related Note, (B) a certificate substantially in the form of Exhibit G-1 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such beneficial interest in a Global Note is a Qualified Institutional Buyer, is obtaining such beneficial interest in a transaction pursuant to Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, and (C) a certificate substantially in the form of Exhibit G-1 hereto given by the prospective transferor of such beneficial interest, then the Note Registrar will instruct the Clearing Agency to reduce the aggregate principal amount of such Permanent Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Permanent Regulation S Global Note to be transferred, increase the aggregate principal amount of the Global Note specified in such instructions by an aggregate principal amount equal to such reduction in such aggregate principal amount of the Permanent Regulation S Global Note and make the corresponding adjustments to the applicable participants’ accounts.
(C)            Global Note to Regulation S Global Note.  If a holder of a beneficial interest in a Global Note wishes to transfer all or a part of its interest in such Global Note to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note, such holder may, subject to the terms hereof and the rules and procedures of the Clearing Agency exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note of the same Class.  Upon receipt by the Note Registrar of (A) instructions from the Clearing Agency directing the Note Registrar to cause the aggregate principal amount of such Regulation S Global Note to be increased by an amount equal to such beneficial interest in such Global Note but not less than the minimum denomination applicable to the Notes to be exchanged, and (B) a certificate substantially in the form of Exhibit G-2 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such beneficial interest in a Regulation S Global Note is a Regulation S non-U.S. Person located outside the United States and such transfer is being made pursuant to Regulation S of the Securities Act, then the Note Registrar will instruct the Clearing Agency to reduce the aggregate principal amount of such Global Note by the aggregate principal amount of the interest in such Global Note to be transferred, increase the aggregate principal amount of the Regulation S Global Note specified in such instructions by an aggregate principal amount equal to such reduction in the aggregate principal amount of the Global Note and make the corresponding adjustments to the applicable participants’ accounts.
(D)            Other Exchanges.  In the event that a Global Note or Regulation S Global Note is exchanged for one or more Definitive Notes pursuant to Section 2.12, such Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above and any other applicable terms of this Indenture (including certification requirements intended to ensure that such transfers (i) are to the Seller or an Affiliate of the Seller, (ii) comply with Rule 144A, (iii) are to Regulation S non-U.S. Persons and otherwise comply with Regulation S, or (iv) pursuant to available exemptions from the registration requirements of the Securities Act and all other applicable securities laws, as the case may be) and as may be from time to time adopted by the Issuer and the Indenture Trustee.

Section 2.11      Notices to Clearing Agency.  Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until any Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12(a), the Indenture Trustee shall give all such notices and communications specified herein to be given to the Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.  If any Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12(b), then the Indenture Trustee shall also give to the related Noteholders any such notices and communications specified herein to be given to Noteholders.
Section 2.12      Definitive Notes.
(a)            If (i) Exeter advises the Indenture Trustee in writing that the Clearing Agency is no longer willing, qualified or able to properly discharge its responsibilities with respect to the Notes, and Exeter is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default, the Majority Noteholders advise the Indenture Trustee through the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same.  Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, in accordance with this Section 2.12(a) and accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency.  Additionally, Exeter may instruct the Indenture Trustee to issue a Definitive Note to the Seller or an Affiliate of the Seller, or to a Person acquiring a Definitive Note from the Seller or an Affiliate of the Seller, in accordance with the applicable terms of this Section 2.12 and Section 2.4 hereof.
(b)            (i)            If Exeter provides notice to the Indenture Trustee in writing that the Seller or an Affiliate of the Seller is acquiring any Book-Entry Notes after the Closing Date and that such Person has elected to exchange, at the time of such acquisition, such Book-Entry Notes for Definitive Notes of the same Class, such notice shall be provided no later than two (2) Business Days prior to such Person’s acquisition of such Notes and shall specify (i) the date of such acquisition and exchange (the “DWAC Decrease Date”), (ii) the initial principal amount of the Book-Entry Notes of such Class of Notes immediately prior to the DWAC Decrease Date (the “Pre-DWAC Initial Principal Amount”), (iii) the amount by which the Pre-DWAC Initial Principal Amount will be decreased in connection with issuance of the corresponding Definitive Notes (the “DWAC Decrease Amount”), (iv) the initial principal amount of the Book-Entry Notes of such Class of Notes, as decreased by the DWAC Decrease Amount (the “Post-DWAC Initial Principal Amount”), and (v) the DTC participant number of the transferor.  On the DWAC Decrease Date, the transferor of the Notes that are the subject of such exchange will initiate, or cause to be initiated, a DWAC with the Clearing Agency in order to decrease the Pre-DWAC Initial Principal Amount of the Book-Entry Notes of such Class of Notes by the DWAC Decrease Amount.  In connection with such DWAC Decrease Amount, the Indenture Trustee shall issue one or more Definitive Notes corresponding with such DWAC Decrease Amount to the Seller or such Affiliate, as applicable, in accordance with the instructions of Exeter and in accordance with Section 2.4 hereof.

(ii)            If Exeter provides notice to the Indenture Trustee in writing that the Seller or an Affiliate of the Seller is transferring any such Definitive Notes issued pursuant to Section 2.12(b) to another Person, the Indenture Trustee shall, in accordance with the instructions of Exeter and in accordance with the terms of Sections 2.4 and 2.10 hereof, as applicable, and together with any information, direction or certification from the related transferor or transferee that the Indenture Trustee reasonably requests in order to effectuate such transfer to a Person who is not the Seller or an Affiliate of the Seller, either (i) issue one or more Definitive Notes in respect of the Definitive Notes to be transferred, or (ii) in the event that the transferee desires that such Definitive Notes be exchanged for one or more Book-Entry Notes that are Global Notes or Regulation S Global Notes of the same Class of Notes, Exeter shall turn in such Definitive Notes to the Indenture Trustee for cancelation, and provide notice to the Indenture Trustee in writing no later than two (2) Business Days prior to the Seller’s or an Affiliate of the Seller’s transfer of such Definitive Notes and shall specify (i) the date of acquisition (the “DWAC Increase Date”), (ii) the related Pre-DWAC Initial Principal Amount, (iii) the amount by which the related Pre-DWAC Initial Principal Amount will be increased in connection with cancelation of such Definitive Notes (the “DWAC Increase Amount”), (iv) the related post-DWAC Initial Principal Amount, and (v) the DTC participant number of the transferee.  On the DWAC Increase Date, the transferee of the Notes that are the subject of such exchange will initiate a DWAC with the Clearing Agency in order to increase the related Pre-DWAC Initial Principal Amount of the Book-Entry Notes of such Class of Notes by the DWAC Increase Amount which shall correspond with the initial principal amount of the Definitive Notes turned into the Indenture Trustee for cancelation.
(c)            If Exeter provides notice to the Indenture Trustee in writing that (x) the Seller or an Affiliate of the Seller has acquired any Book-Entry Notes (other than any Global Notes or Regulation S Global Notes) after the Closing Date and (y) the Seller or such Affiliate of the Seller proposes to transfer such Notes to another Person who is not the Seller or an Affiliate of the Seller, Exeter shall deliver to the Indenture Trustee appropriate documentation, in accordance with the terms of Sections 2.4 and 2.10, as applicable, and any information, direction or certification from the related transferor or transferee that the Indenture Trustee reasonably requests in order to effectuate such transfer to a Person who is not the Seller or an Affiliate of the Seller, evidencing that such transfers are being made in accordance with transfer restrictions applicable to Global Notes or Regulation S Global Notes, and such transferred Notes shall for all purposes hereunder be Global Notes or Regulation S Global Notes, as applicable, from and after the transfer of such Notes to such other Person who is not the Seller or an Affiliate of the Seller.  None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.  The Issuer represents that any indebtedness issued hereunder is excluded from the definition of “covered security” under Treasury Regulation 1.6045-1(a)(15) because such indebtedness is subject to Internal Revenue Code section 1272(a)(6).
(d)            None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for following any instructions contemplated by this Section 2.12 including any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions, including the DWAC requests initiated through the Clearing Agency.  Upon the issuance of any Definitive Notes in accordance with the terms of this Section 2.12, the Indenture Trustee shall recognize the Holders of such Definitive Notes as Noteholders.  The Issuer represents that any indebtedness issued hereunder is excluded from the definition of “covered security” under Treasury Regulation 1.6045-1(a)(15) because such indebtedness is subject to Internal Revenue Code section 1272(a)(6).  Temporary Regulation S Global Notes may not be issued as Definitive Notes.
ARTICLE III
Covenants
Section 3.1      Payment of Principal and Interest.  The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.  Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (iv) for the benefit of the Class B Notes, to the Class B Noteholders, (v) for the benefit of the Class C Notes, to the Class C Noteholders, (vi) for the benefit of the Class D Notes, to the Class D Noteholders, (vii) for the benefit of the Class E Notes, to the Class E Noteholders, and (viii) for the benefit of the Class N Notes, to the Class N Noteholders.  Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.
Section 3.2      Maintenance of Office or Agency.  The Issuer will maintain in Jersey City, New Jersey, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.  The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes.  The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency.  If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.
Section 3.3      Money for Payments to be Held in Trust.  On or before each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.
The Issuer will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:
(i)            hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;
(ii)            give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;
(iii)            at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;
(iv)            immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and
(v)            comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.
The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.
Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

Section 3.4      Existence.  Except as otherwise permitted by the provisions of Section 3.10, each of the Issuer and the Holding Trust will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer or Holding Trust hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case each of the Issuer and the Holding Trust will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.
Section 3.5      Protection of Trust Estate.  Each of the Issuer and the Holding Trust intends the security interest Granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Estate, and the Issuer and the Holding Trust shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Estate.  The Issuer and the Holding Trust will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and instruments of further assurance and other instruments and authorize all such financing statements or continuation statements, and will take such other action necessary or advisable to:
(i)            Grant more effectively all or any portion of the Trust Estate;
(ii)            maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;
(iii)            perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;
(iv)            enforce any of the Collateral;
(v)            preserve and defend title to the Trust Estate and the rights of the Indenture Trustee in such Trust Estate against the claims of all persons and parties; and
(vi)            pay all taxes or assessments levied or assessed upon the Trust Estate when due.
Each of the Issuer and the Holding Trust hereby designates the Indenture Trustee its agent and attorney-in-fact to authorize any financing statement or continuation statement or execute any other instrument required to be executed or authorized to accomplish the foregoing; provided, however, that the Indenture Trustee shall not be obligated to execute or authorize such instruments except upon the written direction of the initial Servicer, the Issuer or the Holding Trust.
Section 3.6      Opinions as to Trust Estate.
(a)            On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Backup Servicer an Opinion of Counsel either stating that, in the opinion of such counsel

(subject to the customary limitations and qualifications in opinions of this type), such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and perfected security interest effective.
(b)            Within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Backup Servicer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest.  Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 in the following calendar year.
Section 3.7      Performance of Obligations; Servicing of Receivables.
(a)            The Issuer and the Holding Trust will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.
(b)            The Issuer and the Holding Trust may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuer or the Holding Trust shall be deemed to be actions taken by the Issuer or the Holding Trust, respectively.  Initially, the Issuer and the Holding Trust have contracted with the Servicer to assist the Issuer and the Holding Trust in performing its duties under this Indenture.
(c)            The Issuer and the Holding Trust will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including, but not limited to, preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.  Except as otherwise expressly provided therein, the Issuer and the Holding Trust shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Majority Noteholders.
(d)            If a responsible officer of the Owner Trustee shall have actual knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default.  If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.
(e)            Each of the Issuer and the Holding Trust agrees that it will not waive timely performance or observance by the Servicer, Exeter or the Seller of their respective duties under the Basic Documents if the effect thereof would adversely affect the Holders of the Notes.
Section 3.8      Negative Covenants.  So long as any Notes are Outstanding, the Issuer and the Holding Trust shall not:
(i)            except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer or the Holding Trust, including those included in the Trust Estate, unless directed to do so by the Controlling Party;
(ii)            claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or
(iii)            (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics’ or other lien) security interest in the Trust Estate or (D) except as otherwise expressly provided therein, amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Controlling Party.
Section 3.9      Annual Statement as to Compliance.  The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2026) and otherwise in compliance with the requirements of TIA §314(a)(4), an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that
(i)            a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer’s supervision; and
(ii)            to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the other Basic Documents throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.
Section 3.10      Issuer May Consolidate, Etc. Only on Certain Terms.
(a)            The Issuer shall not consolidate or merge with or into any other Person, unless:
(i)            the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Controlling Party, in form satisfactory to the Controlling Party, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;
(ii)            immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;
(iii)            the Rating Agency Condition shall have been satisfied with respect to such transaction;
(iv)            the Issuer shall have received a Tax Opinion;
(v)            any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;
(vi)            the Issuer shall have delivered to the Indenture Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and
(vii)            the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.
(b)            The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless
(i)            the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Controlling Party, in form satisfactory to the Controlling Party, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the Basic Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;
(ii)            immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;
(iii)            the Rating Agency Condition shall have been satisfied with respect to such transaction;
(iv)            the Issuer shall have received a Tax Opinion;
(v)            any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;
(vi)            the Issuer shall have delivered to the Indenture Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and
(vii)            the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.
Section 3.11      Successor or Transferee.
(a)            Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.
(b)            Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), Exeter Automobile Receivables Trust 2026-4 will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that Exeter Automobile Receivables Trust 2026-4 is to be so released.
Section 3.12      No Other Business.  The Issuer and the Holding Trust shall not engage in any business other than financing, purchasing, owning, selling and managing the Collateral in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.
Section 3.13      No Borrowing.  The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Basic Documents.  The proceeds of the Notes shall be used exclusively to fund the Issuer’s purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement (and the subsequent transfer of the Receivables and such other assets to the Holding Trust pursuant to the Contribution Agreement), to fund the Reserve Account, to fund the Class N Reserve Account and to pay the Issuer’s organizational, transactional and start-up expenses.
Section 3.14      Servicer’s Obligations.  The Issuer shall cause the Servicer to comply with Sections 4.9, 4.10 and 4.11 of the Sale and Servicing Agreement.
Section 3.15      Guarantees, Loans, Advances and Other Liabilities.  Except as contemplated by the Sale and Servicing Agreement, the Contribution Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person; provided, however, that the foregoing shall not be construed so as to prohibit the Issuer’s receipt of capital contributions made by one or more Certificateholders in accordance with Section 2.5 of the Trust Agreement which may be evidenced by a separate capital contribution agreement (each a “Capital Contribution Agreement”) among one or more Certificateholders, the Issuer, the Indenture Trustee (pursuant to an Issuer Order), and such other parties from time to time party thereto.

Section 3.16      Capital Expenditures.  The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).
Section 3.17      Compliance with Laws.  The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.
Section 3.18      Restricted Payments.  The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Indenture Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.
Section 3.19      Notice of Events of Default.  Upon a responsible officer of the Owner Trustee having actual knowledge thereof, the Issuer agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement.
Section 3.20      Further Instruments and Acts.  Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.
Section 3.21      Amendments of Sale and Servicing Agreement and Trust Agreement.  The Issuer shall not agree to any amendment to Section 12.1 of the Sale and Servicing Agreement or Section 10.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee or the Holders of the Notes consent to amendments thereto as provided therein.
Section 3.22      Income Tax Characterization.
(a)            The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for all purposes including U.S. federal income, state and local income, single business and franchise and any other income taxes, the Notes (other than Notes, if any, retained by the Issuer or a Person that is considered the same Person as the Issuer for U.S. federal income tax purposes), shall be treated as indebtedness and hereby instructs the Indenture Trustee, and each Noteholder (and owner of an interest therein) shall be deemed, by virtue of acquisition of an interest in such Note, to have agreed, to treat the Notes as indebtedness for all applicable tax reporting purposes, unless otherwise determined by a final, non-contested determination of an applicable authority.

(b)            The Issuer covenants to the Indenture Trustee that should it become aware that any Noteholder is subject to FATCA Withholding Tax, upon receipt of information that is not made available to the Indenture Trustee at substantially the same time, the Issuer will promptly provide such information to the Indenture Trustee.
(c)            To the extent required by applicable law, all Noteholders shall deliver to the Indenture Trustee, the Note Paying Agent, and the Issuer prior to the first Distribution Date and at any time or times required by applicable law, (i) a correct, complete and properly executed IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI (except with respect to Class E Notes and Class N Notes), IRS Form W-8IMY (except with respect to Class E Notes and Class N Notes without any IRS Forms W-8ECI attached) or IRS Form W-8EXP (with appropriate attachments to these forms), or any successor form, as applicable (“Noteholder Tax Identification Information”) and (ii) any documentation that is required under FATCA or is otherwise necessary (in the sole determination of the Issuer, the Indenture Trustee, the Note Paying Agent or other agent of the Issuer, as applicable) to enable the Issuer, the Indenture Trustee, the Note Paying Agent, and any other agent of the Issuer to comply with their obligations under FATCA and to determine that such Noteholder (or holder of any beneficial interest in a Note) has complied with its obligations under FATCA, or to determine the amount to deduct and withhold from a payment (“Noteholder FATCA Information”).
ARTICLE IV
Satisfaction and Discharge
Section 4.1      Satisfaction and Discharge of Indenture.  This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21 and 3.22, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when
(A)            either
(1)            all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

(2)            all Notes not theretofore delivered to the Indenture Trustee for cancellation
(i)            have become due and payable,
(ii)            will become due and payable at their respective Final Scheduled Distribution Dates within one year, or
(iii)            are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Scheduled Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)) as the case may be;
(B)            the Issuer has paid or caused to be paid all Trustee Issuer Secured Obligations and any other sums payable hereunder by the Issuer; and
(C)            the Issuer has delivered to the Indenture Trustee an Officer’s Certificate, an Opinion of Counsel and, if required by the TIA, an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
Section 4.2      Application of Trust Money.  All moneys deposited with the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the other Basic Documents, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.
Section 4.3      Repayment of Moneys Held by Note Paying Agent.  In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such moneys.

ARTICLE V
Remedies
Section 5.1      Events of Default.  “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(i)            default in the payment of any interest when it becomes due and payable on (i) any Class A Notes, (ii) if no Class A Notes are outstanding, the Class B Notes, (iii) if no Class A Notes or Class B Notes are outstanding, the Class C Notes, (iv) if no Class A Notes, Class B Notes or Class C Notes are outstanding, the Class D Notes, or (v) if no Class A Notes, Class B Notes, Class C Notes or Class D Notes are outstanding, the Class E Notes, and such default, in each case, shall continue for a period of five (5) days; or
(ii)            default in the payment of the Outstanding Amount of any Note on the applicable Final Scheduled Distribution Date; or
(iii)            default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), which default materially and adversely affects the rights of the Noteholders, and which default shall continue unremedied for a period of forty-five (45) days (or for such longer period, not in excess of ninety (90) days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within ninety (90) days or less and the Servicer on behalf of the Owner Trustee delivers an Officer’s Certificate to the Indenture Trustee to the effect that such default is capable of remedy within ninety (90) days or less and that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
(iv)            any representation or warranty of the Issuer made in this Indenture, in any Basic Document or in any certificate or any other writing delivered pursuant hereto or in connection herewith proving to have been incorrect as of the time when the same shall have been made, which failure materially and adversely affects the rights of the Noteholders, and which failure shall continue unremedied for a period of forty-five (45) days (or for such longer period, not in excess of ninety (90) days, as may be reasonably necessary to remedy such failure; provided that such failure is capable of remedy within ninety (90) days or less and the Servicer on behalf of the Owner Trustee delivers an Officer’s Certificate to the Indenture Trustee to the effect that such failure is capable of remedy within ninety (90) days or less and that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such failure) after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such incorrect representation or warranty and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
(v)            the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or
(vi)            the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing;
provided, however, that if any delay or failure of performance referred to in clause (i), (ii), (iii) or (iv) above shall have been caused by a Force Majeure Event, (a) the initial grace period referred to in such clauses (i), (iii) or (iv) above shall be extended for an additional sixty (60) calendar days and (b) a grace period of sixty (60) calendar days shall be given for any delay or failure of performance referred to in clause (ii) above.
The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer’s Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) or (iv) above, its status and what action the Issuer is taking or proposes to take with respect thereto.
Section 5.2      Rights Upon Event of Default.
(a)            If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, if so requested in writing by the Majority Noteholders, declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon.
(b)            At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Majority Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i)            the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:
(A)            all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and
(B)            all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and
(C)            all other outstanding fees and expenses of the Issuer; and
(ii)            all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.
No such rescission shall affect any subsequent default or impair any right consequent thereto.
Section 5.3      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
(a)            The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.
(b)            Each Issuer Secured Party hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of such Issuer Secured Party for so long as such Issuer Secured Party is not the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Issuer Secured Party such acts, things and deeds for or on behalf of and in the name of such Issuer Secured Party under this Indenture (including specifically under Section 5.4) and under the Basic Documents which such Issuer Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party’s sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

(c)            If an Event of Default occurs and is continuing, the Indenture Trustee shall, at the direction of the Majority Noteholders, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee or the Indenture Trustee at the direction of such Majority Noteholders shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.
(d)            Notwithstanding anything to the contrary contained in this Indenture (including, without limitation, Sections 5.4(a), 5.12, 5.13 and 5.17), if the Issuer fails to perform its obligations under Section 10.1(b) hereof when and as due, the Indenture Trustee shall, at the written direction of the Majority Noteholders, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee or the Majority Noteholders, shall deem most effective to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.
(e)            In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:
(i)            to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such Proceedings;
(ii)            unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or person performing similar functions in any such Proceedings;
(iii)            to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv)            to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any Proceedings relative to the Issuer, its creditors and its property;
and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.
(f)            Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.
(g)            All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.
(h)            In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.
Section 5.4      Remedies.
(a)            If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the direction of the Majority Noteholders, do one or more of the following (subject to Section 5.5):
(i)            institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such moneys adjudged due;
(ii)            institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)            exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and
(iv)            sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless:
(I)            such Event of Default is of the type described in Section 5.1(i) or (ii), or
(II)            either
(x)            the Holders of 100% of the Outstanding Amount of the Notes consent thereto, or
(y)            the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest, or
(z)            the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to the Issuer (who shall deliver such notice to the Rating Agencies) and obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes.
In determining such sufficiency or insufficiency with respect to clauses (y) and (z), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.
Section 5.5      Optional Preservation of the Trust Estate.  If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, maintain possession of the Trust Estate.  It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate.  In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.
Section 5.6      Priorities.

(a)            Following (1) the occurrence of an Event of Default pursuant to Sections 5.1(i), 5.1(ii), 5.1(v) or 5.1(vi) of this Indenture or (2) the receipt of Insolvency Proceeds pursuant to Section 10.1(b) of the Sale and Servicing Agreement, the Available Funds, plus (x) any amounts on deposit in the Reserve Account and the Class N Reserve Account, and including any money or property collected pursuant to Section 5.4 of this Indenture and any such Insolvency Proceeds, shall be applied by the Indenture Trustee on the related Distribution Date in the following order of priority; provided, that any such amounts on deposit in the Class N Reserve Account shall be available solely for application pursuant to clauses (xii) through (xiv) below:
(i)            amounts due and owing and required to be distributed to the Servicer (provided there is no Servicer Termination Event), the Owner Trustee, the Asset Representations Reviewer, the Custodian, the Indenture Trustee, the Lockbox Bank, the Intercreditor Agent and the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed), respectively, pursuant to clauses (i) and (ii) of Section 5.7(a) of the Sale and Servicing Agreement and not previously distributed, ratably and without preference or priority of any kind and without regard to any caps set forth in clauses (i) and (ii) of Section 5.7(a) of the Sale and Servicing Agreement;
(ii)            to the Class A Noteholders, pro rata, based upon the aggregate amount of interest due to each Class of the Class A Notes, for amounts due and unpaid on each such Class of Class A Notes in respect of interest (including any premium), according to the amounts due and payable on each such Class of Class A Notes in respect of interest (including any premium);
(iii)            first, to the Holders of the Class A-1 Notes, for amounts due and unpaid on the Class A-1 Notes in respect of principal, until the Outstanding Amount of the Class A-1 Notes is reduced to zero, and second, to the Holders of the Class A-2 Notes and the Class A-3 Notes, pro rata (based on the Outstanding Amount of each such Class) for amounts due and unpaid on the Class A-2 Notes and Class A-3 Notes in respect of principal, until the Outstanding Amount of the Class A-2 Notes and Class A-3 Notes is reduced to zero;
(iv)            to the Class B Noteholders for amounts due and unpaid on the Class B Notes in respect of interest (including any premium), according to the amounts due and payable on the Class B Notes in respect of interest (including any premium);
(v)            to Holders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of principal, according to the amounts due and payable on the Class B Notes in respect of principal, until the Outstanding Amount of the Class B Notes is reduced to zero;
(vi)            to the Class C Noteholders for amounts due and unpaid on the Class C Notes in respect of interest (including any premium), according to the amounts due and payable on the Class C Notes in respect of interest (including any premium);
(vii)            to Holders of the Class C Notes for amounts due and unpaid on the Class C Notes in respect of principal, according to the amounts due and payable on the Class C

Notes in respect of principal, until the Outstanding Amount of the Class C Notes is reduced to zero;
(viii)            to the Class D Noteholders for amounts due and unpaid on the Class D Notes in respect of interest (including any premium), according to the amounts due and payable on the Class D Notes in respect of interest (including any premium);
(ix)            to Holders of the Class D Notes for amounts due and unpaid on the Class D Notes in respect of principal, according to the amounts due and payable on the Class D Notes in respect of principal, until the Outstanding Amount of the Class D Notes is reduced to zero;
(x)            to the Class E Noteholders for amounts due and unpaid on the Class E Notes in respect of interest (including any premium), according to the amounts due and payable on the Class E Notes in respect of interest (including any premium);
(xi)            to Holders of the Class E Notes for amounts due and unpaid on the Class E Notes in respect of principal, according to the amounts due and payable on the Class E Notes in respect of principal, until the Outstanding Amount of the Class E Notes is reduced to zero;
(xii)            the Class N Noteholders for amounts due and unpaid on the Class N Notes in respect of interest (including any premium), according to the amounts due and payable on the Class N Notes in respect of interest (including any premium);
(xiii)            to Holders of the Class N Notes, in reduction of the remaining principal balance of the Class N Notes, until the outstanding principal balance thereof has been reduced to zero; and
(xiv)            to the Certificate Distribution Account for distribution to the Certificateholders in accordance with the Trust Agreement.
(b)            Following the occurrence of an Event of Default pursuant to Sections 5.1(iii) or (iv) of this Indenture, the Available Funds, plus any amounts on deposit in the Reserve Account and the Class N Reserve Account, and including any money or property collected pursuant to Section 5.4 of this Indenture, shall be applied by the Indenture Trustee on the related Distribution Date in the following order of priority; provided, that any such amounts on deposit in the Class N Reserve Account shall be available solely for application pursuant to clauses (xx) through (xxiii) below:
(i)            to the Servicer, (1) the Base Servicing Fee for the related Collection Period, (2) any Supplemental Servicing Fees for the related Collection Period, (3) any amounts specified in Section 5.3, (4) to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.3, and to the extent not retained by the Servicer, and to pay to Exeter any amounts paid by Obligors during the related Collection Period that did not relate to (x) principal and interest payments due on the Receivables and (y) any fees or expenses related to extensions due on the Receivables and (5) to any successor Servicer, transition fees;

(ii)            to each of the Indenture Trustee, the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed), the Custodian, the Asset Representations Reviewer, the Lockbox Bank, the Intercreditor Agent and the Owner Trustee, their respective accrued and unpaid fees, expenses and indemnities (in each case, to the extent such fees, expenses or indemnities have not been previously paid by Exeter and, in the case of any such amounts payable to the Lockbox Bank or the Intercreditor Agent, as applicable, to the extent such amounts are allocable to the Issuer) ratably and without preference or priority of any kind and without regard to any caps set forth in clauses (i) and (ii) of Section 5.7(a) of the Sale and Servicing Agreement;
(iii)            to the Class A Noteholders, pro rata based on the amounts distributable pursuant to this clause to each Class of the Class A Notes, the Noteholders’ Interest Distributable Amount for the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes for such Distribution Date;
(iv)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, the Class A Principal Parity Amount;
(v)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, any Matured Principal Shortfall on account of the Class A Notes;
(vi)            to the Class B Noteholders, the Noteholders’ Interest Distributable Amount for the Class B Notes for such Distribution Date;
(vii)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, the Class B Principal Parity Amount;
(viii)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, any Matured Principal Shortfall on account of the Class B Notes;
(ix)            to the Class C Noteholders, the Noteholders’ Interest Distributable Amount for the Class C Notes for such Distribution Date;
(x)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, the Class C Principal Parity Amount;
(xi)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, any Matured Principal Shortfall on account of the Class C Notes;
(xii)            to the Class D Noteholders, the Noteholders’ Interest Distributable Amount for the Class D Notes for such Distribution Date;
(xiii)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, the Class D Principal Parity Amount;
(xiv)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, any Matured Principal Shortfall on account of the Class D Notes;

(xv)            to the Class E Noteholders, the Noteholders’ Interest Distributable Amount for the Class E Notes for such Distribution Date;
(xvi)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, the Class E Principal Parity Amount;
(xvii)            for distribution as provided in Section 5.7(b) of the Sale and Servicing Agreement, any Matured Principal Shortfall on account of the Class E Notes;
(xviii)            to the Reserve Account, the Reserve Account Deposit Amount for such Distribution Date;
(xix)            (1) first, to the Class A-1 Noteholders in reduction of the remaining principal balance of the Class A-1 Notes, until the outstanding principal balance thereof has been reduced to zero, (2) second, to the Class A-2 Noteholders and the Class A-3 Noteholders, pro rata, in reduction of the remaining principal balance of the Class A-2 Notes and the Class A-3 Notes, until the outstanding principal balance of each such Class has been reduced to zero, (3) third, to the Class B Noteholders in reduction of the remaining principal balance of the Class B Notes, until the outstanding principal balance thereof has been reduced to zero, (4) fourth, to the Class C Noteholders in reduction of the remaining principal balance of the Class C Notes, until the outstanding principal balance thereof has been reduced to zero, (5) fifth, to the Class D Noteholders in reduction of the remaining principal balance of the Class D Notes, until the outstanding principal balance thereof has been reduced to zero and (6) sixth, to the Class E Noteholders in reduction of the remaining principal balance of the Class E Notes, until the outstanding principal balance thereof has been reduced to zero;
(xx)            to the Class N Noteholders, the Noteholders’ Interest Distributable Amount for the Class N Notes for such Distribution Date;
(xxi)            to the Class N Reserve Account, the Class N Reserve Account Deposit Amount for such Distribution Date;
(xxii)            to Holders of the Class N Notes in reduction of the remaining principal balance of the Class N Notes, until the outstanding principal balance thereof has been reduced to zero;
(xxiii)            to the Certificate Distribution Account for distribution to the Certificateholders in accordance with the Trust Agreement, the aggregate amount remaining in the Collection Account.
(c)            The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.6.  At least 15 days before such record date the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.
(d)            Notwithstanding Sections 5.6(a) and Section 5.6(b), the Indenture Trustee shall, in the same order and priority described in such Sections and in accordance with the written directions of Exeter Finance LLC, distribute to Exeter Finance LLC any amounts otherwise payable to the Lockbox Bank pursuant to such Sections, to the extent that Exeter Finance LLC shall have certified to the Indenture Trustee that such amounts were withdrawn directly by the Lockbox Bank from funds on deposit in a bank account of Exeter Finance LLC.
Section 5.7      Limitation of Suits.  No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(i)            such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;
(ii)            the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;
(iii)            such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;
(iv)            the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and
(v)            no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders;
it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.
Section 5.8      Unconditional Rights of Noteholders To Receive Principal and Interest.  Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.
Section 5.9      Restoration of Rights and Remedies.  If the Controlling Party or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.10      Rights and Remedies Cumulative.  No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 5.11      Delay or Omission Not a Waiver.  No delay or omission of the  Indenture Trustee, the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein.  Every right and remedy given by this Article V or by law to the Indenture Trustee, the Controlling Party or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Controlling Party or by the Noteholders, as the case may be.
Section 5.12      Control by Noteholders.  The Majority Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Controlling Party or the Indenture Trustee, as applicable, with respect to the Notes or exercising any trust or power conferred on the Controlling Party or the Indenture Trustee, as applicable; provided that
(i)            such direction shall not be in conflict with any rule of law or with this Indenture;
(ii)            subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Noteholders representing not less than 100% of the Outstanding Amount of the Notes;
(iii)            if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and
(iv)            the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;
provided, however, that, subject to Article VI, the Indenture Trustee need not take any action that it determines might involve it in liability, financial or otherwise, without receiving indemnity satisfactory to it, or might materially adversely affect the rights of any Noteholders not consenting to such action.
Section 5.13      Waiver of Past Defaults.  Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.4, the Majority Noteholders may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note.  In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.
Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.
Section 5.14      Undertaking for Costs.  All parties to this Indenture agree, and each Holder of any Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs and expenses, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).
Section 5.15      Waiver of Stay or Extension Laws.  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 5.16      Action on Notes.  The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture.  Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.
Section 5.17      Performance and Enforcement of Certain Obligations.
(a)            Promptly following a request from the Indenture Trustee to do so, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.
(b)            If an Event of Default has occurred and is continuing, the Controlling Party may, and, at the written direction of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, subject to Article VI, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.
ARTICLE VI
The Indenture Trustee
Section 6.1      Duties of Indenture Trustee.
(a)            If an Event of Default has occurred and is continuing, and a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice of such Event of Default, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents to which it is a party and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
(b)            Except during the continuance of an Event of Default as to which a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice of such Event of Default:
(i)            the Indenture Trustee undertakes to perform such duties and only such duties as are expressly and specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and
(ii)            in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

(c)            The Indenture Trustee may not be relieved from liability for its own negligence, willful misconduct or bad faith, except that:
(i)            this paragraph does not limit the effect of paragraph (b) of this Section;
(ii)            the Indenture Trustee shall not be liable for any action taken or error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and
(iii)            the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.
(d)            The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.
(e)            Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.
(f)            No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.
(g)            Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.
(h)            The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.
(i)            Without limiting the generality of this Section 6.1, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Issuer, (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, (v) to monitor the status of any lien hereunder or the performance of the collateral or (vi) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer’s, the Seller’s or the Servicer’s representations, warranties or covenants or the Servicer’s duties and obligations as Servicer and as custodian of the Receivable Files under the Sale and Servicing Agreement.
(j)            In no event shall Citibank, N.A., in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, the Trust Agreement or the Holding Trust Agreement.
(k)            The Indenture Trustee shall not be charged with actual knowledge of any Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice of such Event of Default in accordance with the provisions of this Indenture.
Section 6.2      Rights of Indenture Trustee.
(a)            The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person.  The Indenture Trustee is not responsible for any document provided to it, and it need not investigate or re-calculate, evaluate, verify or independently determine the accuracy of any report, certificate, information, statement, representation or warranty or any fact or matter stated in such document and may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein.
(b)            Before the Indenture Trustee acts or refrains from acting, other than in the fulfillment of the specific duties and obligations required to be performed by it in connection with an asset representations review pursuant to Section 7.2(f), a repurchase of Receivables pursuant to Section 3.2(a) of the Sale and Servicing Agreement or dispute resolution pursuant to Section 3.4 of the Sale and Servicing Agreement, it may require an Officer’s Certificate or an Opinion of Counsel, the costs of which (including the Indenture Trustee’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Indenture Trustee act or refrain from acting.  The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer’s Certificate or Opinion of Counsel unless the Indenture Trustee was negligent in such reliance.
(c)            The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including affiliates) or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, Exeter Finance LLC or any other party to the Basic Documents, or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.
(d)            The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.
(e)            The Indenture Trustee may consult with counsel, and the advice or opinion of counsel (written or oral) with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.
(f)            The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill.
(g)            The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any claims of breach of representations and warranties, resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Noteholders evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require an indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding with such investigation; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.
(h)            The Indenture Trustee shall not be liable for any losses on investments except for losses resulting from the failure of the Indenture Trustee to make an investment in accordance with instructions given in accordance hereunder.  If the Indenture Trustee acts as the Note Paying Agent or Note Registrar, the rights and protections afforded to the Indenture Trustee shall be afforded to the Note Paying Agent and Note Registrar.
(i)            Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), whether or not any such damages were foreseeable or contemplated, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
(j)            The Indenture Trustee shall not be charged with knowledge of any event or information, including any Default or Event of Default, unless a Responsible Officer of the Indenture Trustee has actual knowledge or receives written notice of such event or information. Absent actual knowledge or receipt of written notice in accordance with this Section, the Indenture Trustee may conclusively assume that no such event has occurred. The Indenture Trustee shall have no obligation to inquire into, or investigate as to, the occurrence of any such event (including any Default or Event of Default). For purposes of determining the Indenture Trustee’s responsibility and liability hereunder, whenever reference is made in this Indenture to any event (including, but not limited to, an Event of Default), such reference shall be construed to refer only to such event of which the Indenture Trustee has received notice or has actual knowledge as described in this Section.  The Indenture Trustee’s receipt of delivery of any reports or other information publicly available does not constitute actual or constructive knowledge or notice to the Indenture Trustee unless the Indenture Trustee has an obligation to review its content. Knowledge of the Indenture Trustee shall not be attributed or imputed to Citibank, N.A.’s other roles in the transaction, and knowledge of the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed) shall not be attributed or imputed to the Indenture Trustee (in each case, other than instances where such roles are performed by the same group or division within Citibank, N.A., or otherwise include common Responsible Officers) or any affiliate, line of business or other division of Citibank, N.A. (and vice versa).
(k)            To the extent the Indenture Trustee is requested by a party or Noteholder to act outside of its contractual obligations set forth under the terms of the Basic Documents, the Indenture Trustee may require indemnity satisfactory to it from the instructing party or Noteholder against the costs, expenses, and liabilities that may be incurred related to such request.
(l)            The Indenture Trustee shall have no responsibility for the enforceability of the Note or the recitals contained in the Basic Documents.
(m)            Except as otherwise expressly set forth in the Basic Documents, the Indenture Trustee shall not be held responsible for the acts or omissions of the Seller, Servicer, Issuer, Backup Servicer, Owner Trustee, or any other party to the Basic Documents, and may assume performance of such parties absent written notice or actual knowledge of a Responsible Officer to the contrary. The Indenture Trustee shall not be responsible or liable for any misconduct or negligence on the part of, or for the monitoring or supervision of, Exeter or any of its Affiliates or any other party to any of the Basic Documents.
(n)            No discretionary, permissive right, nor privilege of the Indenture Trustee shall be deemed or construed as a duty or obligation.
(o)            Notwithstanding anything to the contrary in this Indenture or any other Basic Document, the Indenture Trustee shall not be required to take any action that is not in accordance with applicable laws.
(p)            For the avoidance of doubt, none of the Indenture Trustee, the Owner Trustees or the Backup Servicer shall be responsible for determining whether any breach of a representation or warranty or document defect constitutes a breach or defect or the materiality of any such breach or defect.
(q)            The rights, benefits, protections, immunities and indemnities afforded the Indenture Trustee hereunder shall extend to the Indenture Trustee (in any of its capacities) under any other Basic Document or related agreement as though set forth therein in their entirety mutatis mutandis.
Section 6.3      Individual Rights of Indenture Trustee.  The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee.  Any Note Paying Agent, Note Registrar, co-registrar or co-Note Paying Agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.
Section 6.4      Indenture Trustee’s Disclaimer.  The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Issuer’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication.
Section 6.5      Notice of Defaults.  If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 30 days after such knowledge or notice occurs.  Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice to the Noteholder if and so long as it in good faith determines that withholding the notice is in the interests of Noteholders.
Section 6.6      Reports by Indenture Trustee to Holders.  At the end of each calendar year, the Indenture Trustee shall make available to each person who at any time during the calendar year was a Noteholder a statement as to the aggregate amounts of interest and principal paid to the Noteholder to the extent required by the Code and any other information as may be reasonably required to enable such Holder to prepare its federal and state income tax returns.  The Indenture Trustee will make documents or information which it is required to provide available to the Noteholders, and the Indenture Trustee will post at https://sf.citidirect.com information regarding principal and interest due and paid on the Notes. The Indenture Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above Holders and the Indenture Trustee shall provide timely and adequate notification to all the above Holders regarding any such changes.
Section 6.7      Compensation and Indemnity.
(a)            Pursuant to Section 5.7(a) and Section 8.3 of the Sale and Servicing Agreement, the Issuer shall pay, to the Indenture Trustee and the Backup Servicer (subject to any applicable caps) from time to time compensation for its services.  The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust.  The Issuer shall reimburse, the Indenture Trustee and the Backup Servicer (subject to any applicable caps) for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services.  Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s and the Backup Servicer’s agents, counsel, accountants and experts.  The Issuer shall indemnify the Indenture Trustee, the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed), and their respective officers, directors, employees and agents against any and all losses, liabilities or expenses (including reasonable fees and expenses of outside counsel, which shall include any reasonable fees and expenses of outside counsel incurred in connection with (i) any enforcement of the indemnification obligation hereunder or (ii) the successful defense, in whole or in part, of any claim that the Indenture Trustee or Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed) breached its standard of care) incurred by each of them in connection with the acceptance or the administration of the trusts hereunder and the performance of its duties hereunder and under the Basic Documents.  The Indenture Trustee or the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed) shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity.  Failure by the Indenture Trustee or the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed) to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article XI of the Sale and Servicing Agreement.  The Issuer shall defend, or shall cause the Servicer to defend, the claim, and the Indenture Trustee or the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed) may have separate counsel and the Issuer shall pay, or cause the Servicer to pay, the fees and expenses of such counsel.  Neither the Issuer nor the Servicer need to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed) through the Indenture Trustee’s or the Backup Servicer’s (including the Backup Servicer in its capacity as the successor Servicer if so appointed) own willful misconduct, gross negligence or bad faith.
(b)            The Issuer’s and the Servicer’s obligations to the Indenture Trustee or the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed) pursuant to this Section shall survive the discharge or assignment of this Indenture or the earlier resignation or removal of the Indenture Trustee or the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed).  When the Indenture Trustee or the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed) incurs expenses after the occurrence of an Event of Default specified in Section 5.1(v) or (vi) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.  Notwithstanding anything else set forth in this Indenture or the Basic Documents, the Indenture Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Indenture Trustee hereunder and under the Basic Documents shall be recourse to the Trust Estate only and specifically shall not be recourse to the assets of any Certificateholder or Noteholder.  In addition, the Indenture Trustee agrees that its recourse (for its own account or the account of the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed)) to the Issuer and the Trust Estate shall be limited to the right to receive the distributions referred to in Section 5.7(a) of the Sale and Servicing Agreement or Section 5.6 of this Indenture, as applicable.
Section 6.8      Replacement of Indenture Trustee.  The Indenture Trustee may resign at any time by so notifying the Issuer.  The Issuer may and shall, remove the Indenture Trustee for the following “causes”:
(i)            the Indenture Trustee fails to comply with Section 6.11;
(ii)            a court of competent jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or State banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee’s property, or ordering the winding-up or liquidation of the Indenture Trustee’s affairs;
(iii)            an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or State bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;
(iv)            the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee’s property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any action in furtherance of any of the foregoing; or
(v)            the Indenture Trustee otherwise becomes incapable of acting.
If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.
A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer.  Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition.  The successor Indenture Trustee shall mail a notice of its succession to the Noteholders.  The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.
If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee; all fees, costs and expenses (including attorneys’ fees and expenses) incurred by the Indenture Trustee in connection with such petition will be paid by the Issuer pursuant to Section 5.7(a) of the Sale and Servicing Agreement or Section 5.6 of this Indenture, as applicable.
If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.
Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.
Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer’s and the Servicer’s obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.
Section 6.9      Successor Indenture Trustee by Merger.  The Indenture Trustee may merge with any other corporation or banking association.  If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association, without any further act shall be the successor Indenture Trustee.  The Indenture Trustee shall provide prior written notice of any such transaction to the Issuer (who shall deliver such notice to the Rating Agencies).
In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor indenture trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.
Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture Trustee.
(a)            Notwithstanding any other provisions of this Indenture, at any time, for the purpose of (i) meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located  (ii) engaging in enforcement actions or (iii) handling a potential conflict of interest on behalf of the Indenture Trustee, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-indenture trustee or co-indenture trustees, or separate indenture trustee or separate indenture trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co-indenture trustee or separate indenture trustee hereunder shall be required to meet the terms of eligibility as a successor indenture trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-indenture trustee or separate indenture trustee shall be required under Section 6.8 hereof.
(b)            Every separate indenture trustee and co-indenture trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
(i)            all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate indenture trustee or co-indenture trustee jointly (it being understood that such separate indenture trustee or co-indenture trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate indenture trustee or co-indenture trustee, but solely at the direction of the Indenture Trustee;
(ii)            no indenture trustee (including any separate trustee or co-trustee) hereunder shall be personally liable by reason of any act or omission or the appointment of any other indenture trustee (including any separate trustee or co-trustee) hereunder, including acts or omissions of predecessor or successor indenture trustees; and
(iii)            the Indenture Trustee may at any time accept the resignation of or remove any separate indenture trustee or co-indenture trustee.
(c)            Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate indenture trustees and co-indenture trustees, as effectively as if given to each of them.  Every instrument appointing any separate indenture trustee or co-indenture trustee shall refer to this Indenture and the conditions of this Article VI.  Each separate indenture trustee and co-indenture trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.
(d)            Any separate indenture trustee or co-indenture trustee may at any time constitute an attorney-in-fact of the Indenture Trustee with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name.  If any separate indenture trustee or co-indenture trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor indenture trustee.
(e)            Any and all amounts relating to the fees and expenses of the co-indenture trustee or separate indenture trustee will be borne by the Trust Estate.

Section 6.11      Eligibility; Disqualification.  The Indenture Trustee shall at all times satisfy the requirements of TIA § 310(a).  The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long-term debt rating of BBB, or an equivalent rating, or better by the Rating Agencies.  The Indenture Trustee shall comply with TIA § 310(b), including the optional provision permitted by the second sentence of TIA § 310(b)(9); provided, however, that there shall be excluded from the operation of TIA § 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.
Within 90 days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Commission, the Indenture Trustee shall resign with respect to the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and/or the Class N Notes in accordance with Section 6.8 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for each of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes.  In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and (iii) of TIA § 310(b).
In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co‑indenture trustees of the same trust and that each such Indenture Trustee shall be an indenture trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.
Section 6.12      Preferential Collection of Claims Against Issuer.  The Indenture Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.
Section 6.13      Appointment and Powers.  Subject to the terms and conditions hereof, each of the Issuer and the Holding Trust hereby appoints Citibank, N.A., as the Indenture

Trustee with respect to the Collateral, and Citibank, N.A. hereby accepts such appointment and agrees to act as Indenture Trustee with respect to the Collateral for the Issuer Secured Parties, to maintain custody and possession of such Collateral (except as otherwise provided hereunder, under the Sale and Servicing Agreement or under the Custodian Agreement) and to perform the other duties of the Indenture Trustee in accordance with the provisions of this Indenture and the other Basic Documents.  Each Issuer Secured Party hereby authorizes the Indenture Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, and as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto, including, but not limited to, the execution of any powers of attorney.
Section 6.14      Performance of Duties.  The Indenture Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Indenture Trustee is a party or as directed by the Controlling Party in accordance with this Indenture.  The Indenture Trustee shall not be required to take any discretionary actions hereunder, other than to fulfill the specific duties and obligations required to be performed by it in connection with an asset representations review pursuant to Section 7.2(f), a repurchase of Receivables pursuant to Section 3.2(a) of the Sale and Servicing Agreement or dispute resolution pursuant to Section 3.4 of the Sale and Servicing Agreement, except upon the receipt of written direction and with security and indemnity reasonably satisfactory to the Indenture Trustee.  The Indenture Trustee shall, and hereby agrees that it will, subject to this Article, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.
Section 6.15      Limitation on Liability.  Neither the Indenture Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Indenture Trustee shall be liable for its gross negligence, bad faith or willful misconduct; nor shall the Indenture Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer and the Holding Trust of this Indenture or any of the Collateral (or any part thereof).  Notwithstanding any term or provision of this Indenture, the Indenture Trustee shall incur no liability to the Issuer, the Holding Trust or the Issuer Secured Parties for any action taken or omitted by the Indenture Trustee in connection with the Collateral, except for the gross negligence, bad faith or willful misconduct on the part of the Indenture Trustee, and, further, shall incur no liability to the Issuer Secured Parties except for gross negligence, bad faith or willful misconduct in carrying out its duties to the Issuer Secured Parties. The Indenture Trustee shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Indenture Trustee to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary by a Responsible Officer of the Indenture Trustee) the Indenture Trustee shall not be required to make any independent investigation with respect thereto.  The Indenture Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents.  The Indenture Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel.  The Indenture Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder unless it shall have received security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it.  This Section 6.15 shall survive the termination, assignment, resignation or removal of the Indenture Trustee in accordance with the terms of this Indenture.
Section 6.16      Reliance Upon Documents.  In the absence of negligence, bad faith or willful misconduct on its part, the Indenture Trustee shall be entitled to conclusively rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.
Section 6.17      Force Majeure. Any delays in or failure by the Indenture Trustee in the performance of any obligations hereunder shall be excused if and to the extent caused by any Force Majeure Event.
Section 6.18      [Reserved].
Section 6.19      Representations and Warranties of the Indenture Trustee and the Issuer and the Holding Trust.
(a)            The Indenture Trustee represents and warrants to the Issuer, the Holding Trust and each Issuer Secured Party as follows:
(i)            Due Organization.  The Indenture Trustee is a national banking association and is duly authorized and licensed under applicable law to conduct its business as presently conducted.
(ii)            Corporate Power.  The Indenture Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Indenture Trustee hereunder.
(iii)            Due Authorization.  The execution and delivery by the Indenture Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of this Indenture and such other Basic Documents.
(iv)            Valid and Binding Indenture.  The Indenture Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.
(v)            No Conflicts.  The execution and delivery of each Basic Document to which it is a party by the Indenture Trustee and the performance by the Indenture Trustee of its obligations thereunder, in its capacity as Indenture Trustee or otherwise, do not conflict with or result in any violation of (i) any law or regulation of the United States of America governing the banking or trust powers of the Indenture Trustee or (ii) the articles of association and by-laws of the Indenture Trustee.
(vi)            No Actions.  To the best of the Indenture Trustee’s knowledge, there are no actions, proceedings or investigations known to the Indenture Trustee, either pending or threatened in writing, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality which would, if adversely determined, affect in any material respect the consummation, validity or enforceability against the Indenture Trustee, in its capacity as Indenture Trustee or otherwise, of any Basic Document.
(b)            Each of the Issuer and the Holding Trust represents and warrants that the representations and warranties set forth on the attached Schedule of Representations with respect to the Receivables as of the date hereof, and as of the Closing Date, are true and correct.  Such representations and warranties speak as of the execution and delivery of this Indenture and as of the Closing Date, but shall survive the pledge of the Receivables to the Indenture Trustee and shall not be waived.
Section 6.20      Waiver of Setoffs.  The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof and the Sale and Servicing Agreement.
ARTICLE VII
Noteholders’ Lists and Reports
Section 7.1      Issuer to Furnish to Indenture Trustee Names and Addresses of Noteholders.  The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record

Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.
Section 7.2      Preservation of Information; Communications to Noteholders.
(a)            The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar.  The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.
(b)            Noteholders may communicate pursuant to TIA § 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.
(c)            The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA § 312(c).
(d)            A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may communicate with the Indenture Trustee and provide written notices and make written requests and written demands and give written directions to the Indenture Trustee through the procedures of the Clearing Agency and by notice to the Indenture Trustee. Any Note Owner must provide a written certification stating that the Note Owner is a beneficial owner of a Note, together with supporting documentation such as a trade confirmation, an account statement, a letter from a broker or dealer verifying ownership or another similar document evidencing ownership of a Note. The Indenture Trustee will not be required to take action in response to requests, demands or directions of a Noteholder or a Note Owner, other than to fulfill the specific duties and obligations required to be performed by it in connection with an asset representations review pursuant to Section 7.2(f), a repurchase of Receivables pursuant to Section 3.2(a) of the Sale and Servicing Agreement, or dispute resolution pursuant to Section 3.4 of the Sale and Servicing Agreement, unless the Noteholder or Note Owner has offered reasonable security or indemnity reasonably satisfactory to the Indenture Trustee to protect it against the costs and expenses that it may incur in complying with the request, demand or direction.
(e)            A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) that wishes to communicate with other Noteholders or Note Owners, as applicable, about a possible exercise of rights under this Indenture or the other Basic Documents may send a request to the Issuer or the Servicer, on behalf of the Issuer, to include information regarding the communication in a Form 10-D to be filed by the Issuer with the Commission. Each request must include (i) the name of the requesting Noteholder or Note Owner, (ii) the method by which other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner and (iii) in the case of a Note Owner, a certification from that Person that it is a Note Owner, together with at least one form of documentation evidencing its ownership of a Note, including a trade confirmation, account statement, letter from a broker or dealer or similar document. A Noteholder or Note Owner, as applicable, that delivers a request under this Section 7.2(e) will be deemed to have certified to the Issuer and the Servicer that its request to communicate with other Noteholders or Note Owners, as applicable, relates solely to a possible exercise of rights under this Indenture or the other Basic Documents, and will not be used for other purposes. The Issuer will promptly deliver any such request to the Servicer. On receipt of a request, the Servicer will include, or will cause the Depositor (at the Servicer’s expense) to include, in the Form 10-D filed by the Issuer with the Commission for the Collection Period in which the request was received (A) a statement that the Issuer has received a request from a Noteholder or Note Owner, as applicable, that is interested in communicating with other Noteholders or Note Owners, as applicable, about a possible exercise of rights under this Indenture or the other Basic Documents, (B) the name of the requesting Noteholder or Note Owner, (C) the date the request was received and (D) a description of the method by which the other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner.
(f)            If a Delinquency Trigger occurs, a Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may make a written demand on the Indenture Trustee to cause a vote of the Noteholders or Note Owners, as applicable, about whether to direct the Asset Representations Reviewer to conduct an Asset Review of the Asset Review Receivables under the Asset Representations Review Agreement. In the case of a Note Owner, each written demand must be accompanied by a certification from that Person that it is a Note Owner, together with at least one form of documentation evidencing its ownership of a Note, including a trade confirmation, account statement, letter from a broker or dealer or similar document.  If Noteholders and Note Owners, as applicable, of at least 5% of the aggregate principal amount of the Notes (excluding the Outstanding Amount of any Notes that are held by the Sponsor or any of its Affiliates) demand a vote within 90 days of the filing of the Form 10-D reporting the occurrence of the Delinquency Trigger, the Indenture Trustee will promptly request such a vote of the Noteholders through the Clearing Agency, which vote will remain open until the 150th day after the filing of the related Form 10-D. If (i) a voting quorum of Noteholders holding at least 5% of the aggregate principal amount of the Notes (excluding the Outstanding Amount of any Notes that are held by the Sponsor or any of its Affiliates) participate in the related vote and (ii) Noteholders of a majority of the principal amount of Notes (excluding the Outstanding Amount of any Notes that are held by the Sponsor or any of its Affiliates) voted agree to an Asset Review, then the Indenture Trustee will send an Asset Review Notice to the Asset Representations Reviewer and the Servicer under the Asset Representations Review Agreement directing the Asset Representations Reviewer to conduct the Asset Review.
Section 7.3      Reports by Issuer.
(a)            The Issuer shall:
(i)            file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;
(ii)            file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and
(iii)            supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA § 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.
(b)            Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.
(c)            Delivery of such reports, information and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee’s receipt of such shall not constitute constructive or actual notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officer’s Certificates).
Section 7.4      Reports by Indenture Trustee.  If required by TIA § 313(a), within 60 days after each May 31, beginning with May 31, 2027, the Indenture Trustee shall mail to each Noteholder if required by TIA § 313(c) a brief report dated as of such date that complies with TIA § 313(a). The Indenture Trustee also shall comply with TIA § 313(b).
A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.
ARTICLE VIII
Accounts, Disbursements and Releases
Section 8.1      Collection of Money.  Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement.  The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement.  Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.  Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.
Section 8.2      Release of Trust Estate.
(a)            Subject to the payment of its fees and expenses and other amounts pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture.  No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.
(b)            The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due to it pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts.
Section 8.3      Opinion of Counsel.  The Indenture Trustee shall receive at least seven days’ notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.  Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.
ARTICLE IX
Supplemental Indentures
Section 9.1      Supplemental Indentures Without Consent of Noteholders.
(a)            Without the consent of the Holders of any Notes and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, the parties hereto, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:
(i)            to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)            to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;
(iii)            to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;
(iv)            to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;
(v)            (A) to cure any ambiguity or to conform this Indenture or any supplemental indenture to the Prospectus; provided, however, that the Owner Trustee and the Indenture Trustee will be entitled to receive and conclusively rely upon an Opinion of Counsel stating with respect to any such supplemental indenture, that (i) such supplemental indenture is authorized or permitted by the terms of this Indenture, (ii) the conditions precedent to entering into such supplemental indenture have been satisfied and (iii) the execution and delivery of such supplemental indenture will not cause the Issuer or Holding Trust to be characterized for U.S. federal income tax purposes as an association or a publicly traded partnership taxable as a corporation and will not adversely affect the tax treatment as debt of the Notes that were characterized as debt at the time of issuance or (B) to correct or supplement any provision herein or in any supplemental indenture, to comply with any changes to the Code, or to make any other provisions with respect to matters or questions arising under this Indenture or any supplemental indenture which shall not be inconsistent with the provisions of this Indenture; provided, however, (i)(x) that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respects the interests of any Noteholder or (y) the Rating Agency Condition shall have been satisfied with respect to such supplemental indenture and the Issuer shall have notified the Indenture Trustee in writing that the Rating Agency Condition has been satisfied with respect to such supplemental indenture and (ii) the Owner Trustee and the Indenture Trustee will be entitled to receive and conclusively rely upon an Opinion of Counsel described in the proviso in clause (A) above;
(vi)            to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of Article VI; or
(vii)            to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any applicable federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.
The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.  The Indenture Trustee’s reasonable costs and expenses related to any such supplement shall be paid by the Issuer pursuant to Section 5.7(a) of the Sale and Servicing Agreement or Section 5.6 of this Indenture, as applicable.
(b)            The parties hereto, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, to the extent not otherwise permitted by Section 9.1(a), that as evidenced by an Opinion of Counsel stating, (i) such action shall not adversely affect in any material respect the interests of any Noteholder, (ii) such supplemental indenture is authorized or permitted by the terms of this Indenture and (iii) all conditions precedent to entering into such supplemental indenture have been satisfied.
Section 9.2      Supplemental Indentures with Consent of Noteholders.  The parties hereto, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies by the Issuer, and with the consent of the Majority Noteholders, by Act of such Holders delivered to the parties hereto, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:
(i)            change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;
(ii)            impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(iii)            reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;
(iv)            modify or alter the provisions of the proviso to the definition of the term “Outstanding” or the term “Majority Noteholders”;
(v)            reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;
(vi)            modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;
(vii)            modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or
(viii)            permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.
The Indenture Trustee may rely on an Opinion of Counsel of external counsel to the Issuer as to whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder.  The Indenture Trustee’s reasonable costs and expenses related to any supplemental indenture shall be paid by the Issuer pursuant to Section 5.7(a) of the Sale and Servicing Agreement or Section 5.6 of this Indenture, as applicable.
It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture.  Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Notwithstanding the foregoing, no supplemental indenture pursuant to this Section 9.2 shall be permitted unless the parties hereto have received an Opinion of Counsel stating that (i) such supplemental indenture is authorized or permitted by the terms of this Indenture, (ii) the conditions precedent to entering into such supplemental indenture have been satisfied and (iii) the execution and delivery of such supplemental indenture will not cause the Issuer or Holding Trust to be characterized for U.S. federal income tax purposes as an association or a publicly traded partnership taxable as a corporation and will not adversely affect the tax treatment as debt of the Notes that were characterized as debt at the time of issuance.
Section 9.3      Execution of Supplemental Indentures.  In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the amendments or modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.  The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.
Section 9.4      Effect of Supplemental Indenture.  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.
Section 9.5      Conformity With Trust Indenture Act.  Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.
Section 9.6      Reference in Notes to Supplemental Indentures.  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture.  If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X
Redemption of Notes
Section 10.1      Redemption.
(a)            The Notes shall be redeemed in whole, but not in part, on any Distribution Date on which the Servicer or Seller exercises its option to purchase the Trust Estate pursuant to Section 10.1(a) of the Sale and Servicing Agreement, for a purchase price equal to the Redemption Price; provided, however, that no such redemption may be effected unless the Issuer has available funds sufficient to pay the Redemption Price on such Distribution Date.  The Servicer or the Issuer shall furnish the Rating Agencies notice of such redemption.  If the Notes are to be redeemed pursuant to this Section 10.1(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 10 days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Collection Account the amount required to be so deposited pursuant to Section 10.1(a) of the Sale and Servicing Agreement, whereupon all outstanding Notes shall be due and payable on the Redemption Date subject to the furnishing of a notice complying with Section 10.2 to each Holder of Notes.
(b)            In the event that the assets of the Issuer are distributed pursuant to Section 8.1 of the Trust Agreement, all amounts on deposit in the Note Distribution Account shall be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon.  If amounts are to be paid to Noteholders pursuant to this Section 10.1(b), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 45 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.
Section 10.2      Form of Redemption.  (a)  Notice of redemption under Section 10.1(a) shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, to Noteholders of any Definitive Notes and, if any Notes are Book-Entry Notes, by email to the Clearing Agency, and such notice shall be transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address or email address appearing in the Note Register.
All notices of redemption shall state:
(i)            the Redemption Date;
(ii)            the Redemption Price;
(iii)            that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and
(iv)            that interest on the Notes shall cease to accrue on the Redemption Date.

(b)            Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer.  Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.
(c)            Prior notice of redemption under Section 10.1(b) is not required to be given to the Noteholders.
Section 10.3      Notes Payable on Redemption Date.  The Notes to be redeemed shall, following notice of redemption, as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.
ARTICLE XI
Miscellaneous
Section 11.1      Compliance Certificates and Opinions, etc.
(a)            Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (3) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(i)            a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;
(ii)            a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(iii)            a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(iv)            a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

(b)            (i)            Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.
(ii)            Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than 1% percent of the Outstanding Amount of the Notes.
(iii)            Other than with respect to the release of any Purchased Receivables or Liquidated Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.
(iv)            Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Liquidated Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than 1 percent of the then Outstanding Amount of the Notes.
(v)            Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may (or may cause the Holding Trust to) (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

Section 11.2      Form of Documents Delivered to Indenture Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous.  Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report.  The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.
Section 11.3      Acts of Noteholders.
(a)            Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Notes or the Majority Noteholders, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.
(b)            The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.
(c)            The ownership of Notes shall be proved by the Note Register.
(d)            Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.
Section 11.4      Notices, etc., to Indenture Trustee, Issuer and Rating Agencies.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:
(a)            The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office, or
(b)            The Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall deemed to have been duly given upon receipt to the Issuer addressed to: Exeter Automobile Receivables Trust 2026-4, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, with a copy to Exeter Automobile Receivables Trust 2026-4, c/o Exeter Finance LLC, 2101 W. John Carpenter Freeway, Irving, Texas 75063, Attention: Chief Financial Officer, and a copy to Exeter Automobile Receivables Trust 2026-4, c/o Exeter Finance LLC, 2101 W. John Carpenter Freeway, Irving, Texas 75063, Attention: Chief Legal Officer, or at any other address previously furnished in writing to the Indenture Trustee by Issuer.  The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.
(c)            Notices required to be given to the Rating Agencies shall be provided by the Issuer in writing, personally delivered, electronically delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) in the case of Moody’s, to Moody’s Investors Service, Inc., 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Attention: Asset Backed Surveillance or (ii) in the case of S&P, at the following address: S&P Global Ratings, 55 Water Street, New York, New York 10041-0003, Attention: ABS Surveillance Group; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section 11.5      Notices to Noteholders; Waiver.  Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner here in provided shall conclusively be presumed to have been duly given.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.
In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.
Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.
Section 11.6      Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.
The provisions of TIA §§ 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.
Section 11.7      Patriot Act.  The parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements under the U.S.A. Patriot Act and its implementing regulations, the Indenture Trustee, in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Indenture Trustee. Each party hereby agrees that it shall provide the Indenture Trustee with such information as the Indenture Trustee may reasonably request that will help the Indenture Trustee to identify and verify each party’s identity, including without limitation each party’s name, physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.

Section 11.8      Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 11.9      Successors and Assigns.  All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.  All agreements of the Indenture Trustee in this Indenture shall bind its successors.
Section 11.10      Separability.  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 11.11      Benefits of Indenture.  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, and any other party secured hereunder, and any other person with an Ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 11.12      Legal Holidays.  In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.
Section 11.13      GOVERNING LAW AND SUBMISSION TO JURISDICTION.  THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS INDENTURE AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS INDENTURE SHALL BE, GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  EACH OF THE PARTIES HERETO AND THEIR ASSIGNEES AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK.
Section 11.14      WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS INDENTURE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
Section 11.15      Counterparts.  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Indenture shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of: (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.  For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of Notes when required under the UCC or other Signature Law due to the character or intended character of the writings.
Section 11.16      Recording of Indenture.  If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.
Section 11.17      Trust Obligation.  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Seller, the Servicer, the Backup Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Backup Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or the Holding Trust or (iii) any partner, owner, beneficiary, agent, officer, director, manager, employee or agent of the Seller, the Servicer, the Backup Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Backup Servicer, the Owner Trustee, the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Backup Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Backup Servicer (including the Backup Servicer in its capacity as the successor Servicer if so appointed) and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.
Section 11.18      No Petition.  The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller, or the Issuer, or join in any institution against the Seller, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any U.S. federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

Section 11.19      Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer’s normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts with the Issuer’s officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested.  Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Indenture Trustee’s business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by this Indenture approved in advance by the Servicer or the Issuer or (E) to any independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same, provided that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by the Servicer or the Issuer.
Section 11.20      No Recourse.
(i)            It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, covenants, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust Company has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer or any other Person in this Indenture and (e) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.
(ii)            It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Holding Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Holding Trust is made and intended not as personal representations, covenants, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Holding Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust Company has made no investigation as to the accuracy or completeness of any representations or warranties made by the Holding Trust or any other Person in this Indenture and (e) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Holding Trust or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Holding Trust under this Indenture or any other related documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Issuer, the Holding Trust and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

EXETER AUTOMOBILE RECEIVABLES
TRUST 2026-4, as Issuer

By:	WILMINGTON TRUST COMPANY, not in
its individual capacity but solely as Owner
Trustee

By:	/s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Vice President

EXETER HOLDINGS TRUST 2026-4, as Holding
Trust

By:	WILMINGTON TRUST COMPANY, not in
its individual capacity but solely as Owner
Trustee

By:	/s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Vice President

CITIBANK, N.A., not in its individual capacity but
solely as Indenture Trustee

By:	/s/ Jennifer Morris
Name: Jennifer Morris
Title: Senior Trust Officer

EXHIBIT A-1
INITIAL PRINCIPAL AMOUNT $[______]
REGISTERED
No. RB A-1-1
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP NO.:  [_______]

EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, “SIMILAR LAW” AND A “SIMILAR LAW PLAN”), UNLESS SUCH PURCHASER’S OR TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF ANY SIMILAR LAW.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT,

ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF A NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF SUCH NOTE OR SUCH INTEREST IN SUCH NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF A NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THE NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN A NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-1-2

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS A-1 [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______] DOLLARS payable on each Distribution Date [in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class A-1 Notes immediately prior to such Distribution Date by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class A-1 Notes pursuant to the Indenture]; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the August 16, 2027  Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of the actual number of days in the related Interest Period and a year assumed to consist of 360 days.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
A-1-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:    _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By: _________________________________________________________________
Authorized Signer
A-1-4

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 [__]% Asset Backed Notes (herein called the “Class A-1 Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class A-1 Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month. The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
A-1-5

Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
A-1-6

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood
A-1-7

that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
A-1-8

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-9

EXHIBIT A-2
INITIAL PRINCIPAL AMOUNT $[_______]
REGISTERED
No. RB A-2-1
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP NO.:  [_______]

EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, “SIMILAR LAW” AND A “SIMILAR LAW PLAN”), UNLESS SUCH PURCHASER’S OR TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF ANY SIMILAR LAW.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING

IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF A NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF SUCH NOTE OR SUCH INTEREST IN SUCH NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF A NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THE NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN A NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-2-2

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS A-2 [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______] DOLLARS payable on each Distribution Date [in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class A-2 Notes immediately prior to such Distribution Date by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class A-2 Notes pursuant to the Indenture]; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the December 15, 2028 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
A-2-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:   _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:     _________________________________________________________________
Authorized Signer
A-2-4

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2 [__]% Asset Backed Notes (herein called the “Class A-2 Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class A-2 Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
A-2-5

Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
A-2-6

whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
A-2-7

expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
A-2-8

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
A-2-9

EXHIBIT A-3
INITIAL PRINCIPAL AMOUNT $[_______]
REGISTERED
No. RB A-3-1
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP NO.:  [_______]

EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, “SIMILAR LAW” AND A “SIMILAR LAW PLAN”), UNLESS SUCH PURCHASER’S OR TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF ANY SIMILAR LAW.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING

IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF A NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF SUCH NOTE OR SUCH INTEREST IN SUCH NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF A NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THE NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN A NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-3-2

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS A-3 [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______] DOLLARS payable on each Distribution Date [in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class A-3 Notes immediately prior to such Distribution Date by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class A-3 Notes pursuant to the Indenture]; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the October 15, 2030 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
A-3-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:    _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:  _________________________________________________________________
Authorized Signer
A-3-4

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 [__]% Asset Backed Notes (herein called the “Class A-3 Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class A-3 Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
A-3-5

Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
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whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
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expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
A-3-8

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
A-3-9

EXHIBIT B
INITIAL PRINCIPAL AMOUNT $[_______]
REGISTERED
No. RB B-1
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP NO.: [_______]
EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, “SIMILAR LAW” AND A “SIMILAR LAW PLAN”), UNLESS SUCH PURCHASER’S OR TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF ANY SIMILAR LAW.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT,

ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF A NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF SUCH NOTE OR SUCH INTEREST IN SUCH NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF A NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THE NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN A NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
B-1-2

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS B [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______] DOLLARS payable on each Distribution Date [in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class B Notes immediately prior to such Distribution Date by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class B Notes pursuant to the Indenture]; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 16, 2031 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
B-1-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By: _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:   _________________________________________________________________
Authorized Signer
B-1-4

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B [__]% Asset Backed Notes (herein called the “Class B Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class B Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
B-1-5

Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
B-1-6

whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
B-1-7

expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
B-1-8

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
B-1-9

EXHIBIT C
INITIAL PRINCIPAL AMOUNT $[_______]
REGISTERED
No. RB C-1
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP NO.:  [_______]
EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, “SIMILAR LAW” AND A “SIMILAR LAW PLAN”), UNLESS SUCH PURCHASER’S OR TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF ANY SIMILAR LAW.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT,

ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF A NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF SUCH NOTE OR SUCH INTEREST IN SUCH NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF A NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THE NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN A NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
C-1-2

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS C [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______] DOLLARS payable on each Distribution Date [in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class C Notes by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class C Notes pursuant to the Indenture]; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the February 15, 2033 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By: _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:    _________________________________________________________________
Authorized Signer
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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class C [__]% Asset Backed Notes (herein called the “Class C Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class C Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
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Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class C Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
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whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
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expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
C-1-8

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
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EXHIBIT D
INITIAL PRINCIPAL AMOUNT $[_______]
REGISTERED
No. RB D-1
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP NO.:  [_______]
EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (COLLECTIVELY, “SIMILAR LAW” AND A “SIMILAR LAW PLAN”), UNLESS SUCH PURCHASER’S OR TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF ANY SIMILAR LAW.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT,

ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF A NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF SUCH NOTE OR SUCH INTEREST IN SUCH NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF A NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THE NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN A NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
D-1-2

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS D [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of  [_______] DOLLARS payable on each Distribution Date [in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class D Notes by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class D Notes pursuant to the Indenture]; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the February 15, 2033 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:    _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:     _________________________________________________________________
Authorized Signer
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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class D [__]% Asset Backed Notes (herein called the “Class D Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class D Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
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Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class D Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
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whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
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expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
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ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
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EXHIBIT E-1
INITIAL PRINCIPAL AMOUNT $[_______]
REGISTERED UP TO $[_______]
No. RB E-1-1
SEE REVERSE FOR CERTAIN DEFINITIONS
144A CUSIP NO.:  [_______]
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS.  BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO, OR IN THE CASE OF AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) IN REGULATION D UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) SHALL, REPRESENT TO EFCAR, LLC (THE “SELLER”) AND THE OWNER TRUSTEE THAT IT (I) IS THE SELLER OR AN AFFILIATE OF THE SELLER, (II) IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (IV) IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS) OR (V) IN CONNECTION WITH SALES OTHER THAN THE INITIAL SALE OF THIS NOTE BY AN INITIAL PURCHASER, IS OTHERWISE ACQUIRING THIS NOTE IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT.
NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER OR AN AFFILIATE OF THE SELLER, (II) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A NON-U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT OR (IV) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSFER EXEMPT

FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE NOTE REGISTRAR SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE NOTE REGISTRAR AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE NOTE REGISTRAR AND THE SELLER, AND (B) THE NOTE REGISTRAR SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER OR THE NOTE REGISTRAR) SATISFACTORY TO THE SELLER AND THE NOTE REGISTRAR TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR THE APPLICABLE STATE SECURITIES LAWS. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE NOTES FOR ALL PURPOSES.
EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN ENTITY THAT IS OR WILL BE, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE
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LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF THIS NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF THIS NOTE OR SUCH INTEREST IN THIS NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF THIS NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THIS NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
THE FAILURE TO PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH THE APPLICABLE U.S. FEDERAL INCOME TAX CERTIFICATIONS (GENERALLY, AN INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 (OR SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE, OR AN APPROPRIATE IRS FORM W-8 (OR SUCCESSOR FORM) OTHER THAN AN IRS FORM W-8ECI OR IRS FORM W-8IMY WITH AN IRS FORM W-8ECI ATTACHED IN THE CASE OF A PERSON THAT IS NOT A UNITED STATES PERSON MAY RESULT IN THE IMPOSITION OF U.S. FEDERAL
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WITHHOLDING OR BACK-UP WITHHOLDING UPON PAYMENTS TO THE HOLDER IN RESPECT OF THIS NOTE.
NO PORTION OF THIS NOTE OR ANY INTEREST HEREIN MAY BE TRANSFERRED, DIRECTLY OR INDIRECTLY, TO ANY PERSON THAT WOULD PROVIDE AN IRS FORM W-8ECI OR IRS FORM W‑8IMY WITH AN ATTACHED IRS FORM W-8ECI IN RESPONSE TO THE WITHHOLDING REQUIREMENTS OF SECTION 3.22 OF THE INDENTURE.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT AS A RESULT OF SUCH HOLDER’S OWN ACTIVITIES SEPARATE FROM THOSE OF THE ISSUER SUCH HOLDER IS NOT REQUIRED TO TREAT INCOME FROM THIS NOTE AS EFFECTIVELY CONNECTED TO A UNITED STATES TRADE OR BUSINESS OF A PERSON THAT IS NOT A UNITED STATES PERSON AND NO HOLDER SHALL PROVIDE THE ISSUER WITH EITHER AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) OR AN IRS FORM W‑8IMY (OR SUCCESSOR FORM) TO WHICH AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) IS ATTACHED (EITHER DIRECTLY OR AS PART OF ANOTHER FORM ATTACHED TO SUCH IRS FORM W‑8IMY).
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED TO THE INDENTURE TRUSTEE, NOTE REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CLASS E NOTES, THE CLASS N NOTES AND ANY EQUITY INTERESTS IN THE ISSUER AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN ANY CLASS E NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, (B) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE CONVEY ANY PARTICIPATING INTEREST IN ANY NOTE OR ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY NOTE, (C) IT IS NOT ACQUIRING AND WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS E NOTE (OR INTEREST THEREIN) IF SUCH ACQUISITION, SALE, TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR DISPOSITION IS THROUGH, OR WOULD CAUSE ANY CLASS E NOTE (OR INTEREST THEREIN) TO BE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B)
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OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS AND (D) IT DOES NOT AND WILL NOT BENEFICIALLY OWN ANY CLASS E NOTE (OR ANY BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE.  TO THE EXTENT THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN IS UNABLE TO MAKE EACH OF THE REPRESENTATIONS CONTAINED IN THE FOREGOING CLAUSES (A), (B), (C) AND (D), SUCH HOLDER WILL BE DEEMED TO HAVE AGREED TO PROVIDE AN OPINION OF NATIONALLY RECOGNIZED U.S. TAX COUNSEL THAT ITS ACQUISITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL NOT CAUSE THE ISSUER TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION.  ANY TRANSFER OF A CLASS E NOTE (OR ANY BENEFICIAL INTEREST THEREIN) THAT DOES NOT COMPLY WITH THE FOREGOING REQUIREMENTS WILL BE DEEMED NULL AND VOID AB INITIO.

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EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS E [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of UP TO [_______] DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class E Notes by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class E Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the October 16, 2034 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:          _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:  _________________________________________________________________
Authorized Signer
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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class E [__]% Asset Backed Notes (herein called the “Class E Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class E Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class E Notes shall be made pro rata to the Class E Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
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Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class E Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
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whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
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expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
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ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
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EXHIBIT E-2
REGISTERED	$0

No. RB E-2-1
SEE REVERSE FOR CERTAIN DEFINITIONS
INSTITUTIONAL ACCREDITED INVESTOR CUSIP NO.: [_______]
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS.  BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO, OR IN THE CASE OF AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) IN REGULATION D UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) SHALL, REPRESENT TO EFCAR, LLC (THE “SELLER”) AND THE OWNER TRUSTEE THAT IT (I) IS THE SELLER OR AN AFFILIATE OF THE SELLER, (II) IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (IV) IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS) OR (V) IN CONNECTION WITH SALES OTHER THAN THE INITIAL SALE OF THIS NOTE BY AN INITIAL PURCHASER, IS OTHERWISE ACQUIRING THIS NOTE IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT.
NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER OR AN AFFILIATE OF THE SELLER, (II) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A NON-U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT OR (IV) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSFER EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE NOTE REGISTRAR SHALL REQUIRE THAT BOTH THE PROSPECTIVE

TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE NOTE REGISTRAR AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE NOTE REGISTRAR AND THE SELLER, AND (B) THE NOTE REGISTRAR SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER OR THE NOTE REGISTRAR) SATISFACTORY TO THE SELLER AND THE NOTE REGISTRAR TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR THE APPLICABLE STATE SECURITIES LAWS. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE NOTES FOR ALL PURPOSES.
EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN ENTITY THAT IS OR WILL BE, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO
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ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF THIS NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF THIS NOTE OR SUCH INTEREST IN THIS NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF THIS NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THIS NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
THE FAILURE TO PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH THE APPLICABLE U.S. FEDERAL INCOME TAX CERTIFICATIONS (GENERALLY, AN INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 (OR SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE, OR AN APPROPRIATE IRS FORM W-8 (OR SUCCESSOR FORM) OTHER THAN AN IRS FORM W-8ECI OR IRS FORM W-8IMY WITH AN IRS FORM W-8ECI ATTACHED IN THE CASE OF A PERSON THAT IS NOT A UNITED STATES PERSON MAY RESULT IN THE IMPOSITION OF U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING UPON PAYMENTS TO THE HOLDER IN RESPECT OF THIS NOTE.
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NO PORTION OF THIS NOTE OR ANY INTEREST HEREIN MAY BE TRANSFERRED, DIRECTLY OR INDIRECTLY, TO ANY PERSON THAT WOULD PROVIDE AN IRS FORM W-8ECI OR IRS FORM W‑8IMY WITH AN ATTACHED IRS FORM W-8ECI IN RESPONSE TO THE WITHHOLDING REQUIREMENTS OF SECTION 3.22 OF THE INDENTURE.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT AS A RESULT OF SUCH HOLDER’S OWN ACTIVITIES SEPARATE FROM THOSE OF THE ISSUER SUCH HOLDER IS NOT REQUIRED TO TREAT INCOME FROM THIS NOTE AS EFFECTIVELY CONNECTED TO A UNITED STATES TRADE OR BUSINESS OF A PERSON THAT IS NOT A UNITED STATES PERSON AND NO HOLDER SHALL PROVIDE THE ISSUER WITH EITHER AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) OR AN IRS FORM W‑8IMY (OR SUCCESSOR FORM) TO WHICH AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) IS ATTACHED (EITHER DIRECTLY OR AS PART OF ANOTHER FORM ATTACHED TO SUCH IRS FORM W‑8IMY).
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED TO THE INDENTURE TRUSTEE, NOTE REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CLASS E NOTES, THE CLASS N NOTES AND ANY EQUITY INTERESTS IN THE ISSUER AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN ANY CLASS E NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, (B) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE CONVEY ANY PARTICIPATING INTEREST IN ANY NOTE OR ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY NOTE, (C) IT IS NOT ACQUIRING AND WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS E NOTE (OR INTEREST THEREIN) IF SUCH ACQUISITION, SALE, TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR DISPOSITION IS THROUGH, OR WOULD CAUSE ANY CLASS E NOTE (OR INTEREST THEREIN) TO BE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B) OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS AND (D) IT DOES NOT AND WILL NOT BENEFICIALLY OWN ANY CLASS E NOTE (OR ANY
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BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE.  TO THE EXTENT THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN IS UNABLE TO MAKE EACH OF THE REPRESENTATIONS CONTAINED IN THE FOREGOING CLAUSES (A), (B), (C) AND (D), SUCH HOLDER WILL BE DEEMED TO HAVE AGREED TO PROVIDE AN OPINION OF NATIONALLY RECOGNIZED U.S. TAX COUNSEL THAT ITS ACQUISITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL NOT CAUSE THE ISSUER TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION.  ANY TRANSFER OF A CLASS E NOTE (OR ANY BENEFICIAL INTEREST THEREIN) THAT DOES NOT COMPLY WITH THE FOREGOING REQUIREMENTS WILL BE DEEMED NULL AND VOID AB INITIO.

E-2-5

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS E [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class E Notes by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class E Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the October 16, 2034 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:   _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:      _________________________________________________________________
Authorized Signer
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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class E [__]% Asset Backed Notes (herein called the “Class E Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class E Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class E Notes shall be made pro rata to the Class E Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
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Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class E Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
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whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
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expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
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ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
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EXHIBIT E-3
INITIAL PRINCIPAL AMOUNT $0
REGISTERED UP TO $[_______]
No. RB E-3-1
SEE REVERSE FOR CERTAIN DEFINITIONS
REGULATION S CUSIP NO.:  [_______]
 [FOR TEMPORARY REGULATION S NOTES ONLY: THIS REGULATION S GLOBAL NOTE IS A TEMPORARY REGULATION S GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS.  BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO, OR IN THE CASE OF AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) IN REGULATION D UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) SHALL, REPRESENT TO EFCAR, LLC (THE “SELLER”) AND THE OWNER TRUSTEE THAT IT (I) IS THE SELLER OR AN AFFILIATE OF THE SELLER, (II) IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (IV) IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS) OR (V) IN CONNECTION WITH SALES OTHER THAN THE INITIAL SALE OF THIS NOTE BY AN INITIAL PURCHASER, IS OTHERWISE ACQUIRING THIS NOTE IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT.
NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER OR AN AFFILIATE OF THE SELLER, (II) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE
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TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A NON-U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT OR (IV) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSFER EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE NOTE REGISTRAR SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE NOTE REGISTRAR AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE NOTE REGISTRAR AND THE SELLER, AND (B) THE NOTE REGISTRAR SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER OR THE NOTE REGISTRAR) SATISFACTORY TO THE SELLER AND THE NOTE REGISTRAR TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR THE APPLICABLE STATE SECURITIES LAWS. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE NOTES FOR ALL PURPOSES.
THIS NOTE, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A “U.S. PERSON” (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, IN EACH CASE IN ACCORDANCE WITH ANY UNITED STATES STATE SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION.
EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN ENTITY THAT IS OR WILL BE, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO
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FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF THIS NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF THIS NOTE OR SUCH INTEREST IN THIS NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF THIS NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THIS NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
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CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
THE FAILURE TO PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH THE APPLICABLE U.S. FEDERAL INCOME TAX CERTIFICATIONS (GENERALLY, AN INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 (OR SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE, OR AN APPROPRIATE IRS FORM W-8 (OR SUCCESSOR FORM) OTHER THAN AN IRS FORM W-8ECI OR IRS FORM W-8IMY WITH AN IRS FORM W-8ECI ATTACHED IN THE CASE OF A PERSON THAT IS NOT A UNITED STATES PERSON MAY RESULT IN THE IMPOSITION OF U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING UPON PAYMENTS TO THE HOLDER IN RESPECT OF THIS NOTE.
NO PORTION OF THIS NOTE OR ANY INTEREST HEREIN MAY BE TRANSFERRED, DIRECTLY OR INDIRECTLY, TO ANY PERSON THAT WOULD PROVIDE AN IRS FORM W-8ECI OR IRS FORM W‑8IMY WITH AN ATTACHED IRS FORM W-8ECI IN RESPONSE TO THE WITHHOLDING REQUIREMENTS OF SECTION 3.22 OF THE INDENTURE.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT AS A RESULT OF SUCH HOLDER’S OWN ACTIVITIES SEPARATE FROM THOSE OF THE ISSUER SUCH HOLDER IS NOT REQUIRED TO TREAT INCOME FROM THIS NOTE AS EFFECTIVELY CONNECTED TO A UNITED STATES TRADE OR BUSINESS OF A PERSON THAT IS NOT A UNITED STATES PERSON AND NO HOLDER SHALL PROVIDE THE ISSUER WITH EITHER AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) OR AN IRS FORM W‑8IMY (OR SUCCESSOR FORM) TO WHICH AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) IS ATTACHED (EITHER DIRECTLY OR AS PART OF ANOTHER FORM ATTACHED TO SUCH IRS FORM W‑8IMY).
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED TO THE INDENTURE TRUSTEE, NOTE REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) (1) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-
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THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CLASS E NOTES, THE CLASS N NOTES AND ANY EQUITY INTERESTS IN THE ISSUER OR (2) SOLELY IN THE CASE OF EFCAR, LLC ACQUIRING CLASS E NOTES FOR THE PURPOSES OF THE U.S. RISK RETENTION RULES, THERE WILL BE NO MORE THAN FIVE (5) OWNERS OF SUCH FLOW-THROUGH ENTITY (AS DETERMINED FOR PURPOSES OF SECTION 1-7704-1(H) OF THE TREASURY REGULATIONS) AND EACH SUCH OWNER EITHER IS NOT AND WILL NOT BECOME A FLOW-THROUGH ENTITY OR SATISFIES THE PRECEDING CLAUSE (1) AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN ANY CLASS E NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, (B) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE CONVEY ANY PARTICIPATING INTEREST IN ANY NOTE OR ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY NOTE, (C) IT IS NOT ACQUIRING AND WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS E NOTE (OR INTEREST THEREIN) IF SUCH ACQUISITION, SALE, TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR DISPOSITION IS THROUGH, OR WOULD CAUSE ANY CLASS E NOTE (OR INTEREST THEREIN) TO BE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B) OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS AND (D) IT DOES NOT AND WILL NOT BENEFICIALLY OWN ANY CLASS E NOTE (OR ANY BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE.  TO THE EXTENT THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN IS UNABLE TO MAKE EACH OF THE REPRESENTATIONS CONTAINED IN THE FOREGOING CLAUSES (A), (B), (C) AND (D), SUCH HOLDER WILL BE DEEMED TO HAVE AGREED TO PROVIDE AN OPINION OF NATIONALLY RECOGNIZED U.S. TAX COUNSEL THAT ITS ACQUISITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL NOT CAUSE THE ISSUER TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION.  ANY TRANSFER OF A CLASS E NOTE (OR ANY BENEFICIAL INTEREST THEREIN) THAT DOES NOT COMPLY WITH THE FOREGOING REQUIREMENTS WILL BE DEEMED NULL AND VOID AB INITIO.

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EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS E [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of UP TO [_______] DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class E Notes by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class E Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the October 16, 2034 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:    _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:   _________________________________________________________________
Authorized Signer
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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class E [__]% Asset Backed Notes (herein called the “Class E Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class E Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class E Notes shall be made pro rata to the Class E Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
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Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class E Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
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whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
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expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
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ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
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EXHIBIT F-1
INITIAL PRINCIPAL AMOUNT $[_______]
REGISTERED UP TO $[_______]
No. RB N-1-1
SEE REVERSE FOR CERTAIN DEFINITIONS
144A CUSIP NO.:  [_______]
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS.  BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO, OR IN THE CASE OF AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) IN REGULATION D UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) SHALL, REPRESENT TO EFCAR, LLC (THE “SELLER”) AND THE OWNER TRUSTEE THAT IT (I) IS THE SELLER OR AN AFFILIATE OF THE SELLER, (II) IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (IV) IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS) OR (V) IN CONNECTION WITH SALES OTHER THAN THE INITIAL SALE OF THIS NOTE BY AN INITIAL PURCHASER, IS OTHERWISE ACQUIRING THIS NOTE IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT.
NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER OR AN AFFILIATE OF THE SELLER, (II) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A NON-U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT OR (IV) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSFER EXEMPT
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FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE NOTE REGISTRAR SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE NOTE REGISTRAR AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE NOTE REGISTRAR AND THE SELLER, AND (B) THE NOTE REGISTRAR SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER OR THE NOTE REGISTRAR) SATISFACTORY TO THE SELLER AND THE NOTE REGISTRAR TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR THE APPLICABLE STATE SECURITIES LAWS. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE NOTES FOR ALL PURPOSES.
EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN ENTITY THAT IS OR WILL BE, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE
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LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF THIS NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF THIS NOTE OR SUCH INTEREST IN THIS NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF THIS NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THIS NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
THE FAILURE TO PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH THE APPLICABLE U.S. FEDERAL INCOME TAX CERTIFICATIONS (GENERALLY, AN INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 (OR SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE, OR AN APPROPRIATE IRS FORM W-8 (OR SUCCESSOR FORM) OTHER THAN AN IRS FORM W-8ECI OR IRS FORM W-8IMY WITH AN IRS FORM W-8ECI ATTACHED IN THE CASE OF A PERSON THAT IS NOT A UNITED STATES PERSON MAY RESULT IN THE IMPOSITION OF U.S. FEDERAL
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WITHHOLDING OR BACK-UP WITHHOLDING UPON PAYMENTS TO THE HOLDER IN RESPECT OF THIS NOTE.
NO PORTION OF THIS NOTE OR ANY INTEREST HEREIN MAY BE TRANSFERRED, DIRECTLY OR INDIRECTLY, TO ANY PERSON THAT WOULD PROVIDE AN IRS FORM W-8ECI OR IRS FORM W‑8IMY WITH AN ATTACHED IRS FORM W-8ECI IN RESPONSE TO THE WITHHOLDING REQUIREMENTS OF SECTION 3.22 OF THE INDENTURE.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT AS A RESULT OF SUCH HOLDER’S OWN ACTIVITIES SEPARATE FROM THOSE OF THE ISSUER SUCH HOLDER IS NOT REQUIRED TO TREAT INCOME FROM THIS NOTE AS EFFECTIVELY CONNECTED TO A UNITED STATES TRADE OR BUSINESS OF A PERSON THAT IS NOT A UNITED STATES PERSON AND NO HOLDER SHALL PROVIDE THE ISSUER WITH EITHER AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) OR AN IRS FORM W‑8IMY (OR SUCCESSOR FORM) TO WHICH AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) IS ATTACHED (EITHER DIRECTLY OR AS PART OF ANOTHER FORM ATTACHED TO SUCH IRS FORM W‑8IMY).
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED TO THE INDENTURE TRUSTEE, NOTE REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CLASS E NOTES, THE CLASS N NOTES AND ANY EQUITY INTERESTS IN THE ISSUER AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN ANY CLASS N NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, (B) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE CONVEY ANY PARTICIPATING INTEREST IN ANY NOTE OR ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY NOTE, (C) IT IS NOT ACQUIRING AND WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS N NOTE (OR INTEREST THEREIN) IF SUCH ACQUISITION, SALE, TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR DISPOSITION IS THROUGH, OR WOULD CAUSE ANY CLASS N NOTE (OR INTEREST THEREIN) TO BE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B)
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OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS AND (D) IT DOES NOT AND WILL NOT BENEFICIALLY OWN ANY CLASS N NOTE (OR ANY BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE.  TO THE EXTENT THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN IS UNABLE TO MAKE EACH OF THE REPRESENTATIONS CONTAINED IN THE FOREGOING CLAUSES (A), (B), (C) AND (D), SUCH HOLDER WILL BE DEEMED TO HAVE AGREED TO PROVIDE AN OPINION OF NATIONALLY RECOGNIZED U.S. TAX COUNSEL THAT ITS ACQUISITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL NOT CAUSE THE ISSUER TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION.  ANY TRANSFER OF A CLASS N NOTE (OR ANY BENEFICIAL INTEREST THEREIN) THAT DOES NOT COMPLY WITH THE FOREGOING REQUIREMENTS WILL BE DEEMED NULL AND VOID AB INITIO.

F-1-5

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS N [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of UP TO [_______] DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class N Notes by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class N Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the October 16, 2034 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:    _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:   _________________________________________________________________
Authorized Signer
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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class N [__]% Asset Backed Notes (herein called the “Class N Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class N Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class N Notes shall be made pro rata to the Class N Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
F-1-8

Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class N Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
F-1-9

whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
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expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
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ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
F-1-12

EXHIBIT F-2
REGISTERED	$0
No. RB N-2-1
SEE REVERSE FOR CERTAIN DEFINITIONS
INSTITUTIONAL ACCREDITED INVESTOR CUSIP NO.: [_______]
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS.  BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO, OR IN THE CASE OF AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) IN REGULATION D UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) SHALL, REPRESENT TO EFCAR, LLC (THE “SELLER”) AND THE OWNER TRUSTEE THAT IT (I) IS THE SELLER OR AN AFFILIATE OF THE SELLER, (II) IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (IV) IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS) OR (V) IN CONNECTION WITH SALES OTHER THAN THE INITIAL SALE OF THIS NOTE BY AN INITIAL PURCHASER, IS OTHERWISE ACQUIRING THIS NOTE IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT.
NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER OR AN AFFILIATE OF THE SELLER, (II) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A NON-U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT OR (IV) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSFER EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE NOTE REGISTRAR SHALL REQUIRE THAT BOTH THE PROSPECTIVE
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TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE NOTE REGISTRAR AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE NOTE REGISTRAR AND THE SELLER, AND (B) THE NOTE REGISTRAR SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER OR THE NOTE REGISTRAR) SATISFACTORY TO THE SELLER AND THE NOTE REGISTRAR TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR THE APPLICABLE STATE SECURITIES LAWS. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE NOTES FOR ALL PURPOSES.
EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN ENTITY THAT IS OR WILL BE, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO
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ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF THIS NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF THIS NOTE OR SUCH INTEREST IN THIS NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF THIS NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THIS NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
THE FAILURE TO PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH THE APPLICABLE U.S. FEDERAL INCOME TAX CERTIFICATIONS (GENERALLY, AN INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 (OR SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE, OR AN APPROPRIATE IRS FORM W-8 (OR SUCCESSOR FORM) OTHER THAN AN IRS FORM W-8ECI OR IRS FORM W-8IMY WITH AN IRS FORM W-8ECI ATTACHED IN THE CASE OF A PERSON THAT IS NOT A UNITED STATES PERSON MAY RESULT IN THE IMPOSITION OF U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING UPON PAYMENTS TO THE HOLDER IN RESPECT OF THIS NOTE.
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NO PORTION OF THIS NOTE OR ANY INTEREST HEREIN MAY BE TRANSFERRED, DIRECTLY OR INDIRECTLY, TO ANY PERSON THAT WOULD PROVIDE AN IRS FORM W-8ECI OR IRS FORM W‑8IMY WITH AN ATTACHED IRS FORM W-8ECI IN RESPONSE TO THE WITHHOLDING REQUIREMENTS OF SECTION 3.22 OF THE INDENTURE.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT AS A RESULT OF SUCH HOLDER’S OWN ACTIVITIES SEPARATE FROM THOSE OF THE ISSUER SUCH HOLDER IS NOT REQUIRED TO TREAT INCOME FROM THIS NOTE AS EFFECTIVELY CONNECTED TO A UNITED STATES TRADE OR BUSINESS OF A PERSON THAT IS NOT A UNITED STATES PERSON AND NO HOLDER SHALL PROVIDE THE ISSUER WITH EITHER AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) OR AN IRS FORM W‑8IMY (OR SUCCESSOR FORM) TO WHICH AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) IS ATTACHED (EITHER DIRECTLY OR AS PART OF ANOTHER FORM ATTACHED TO SUCH IRS FORM W‑8IMY).
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED TO THE INDENTURE TRUSTEE, NOTE REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CLASS E NOTES, THE CLASS N NOTES AND ANY EQUITY INTERESTS IN THE ISSUER AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN ANY CLASS N NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, (B) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE CONVEY ANY PARTICIPATING INTEREST IN ANY NOTE OR ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY NOTE, (C) IT IS NOT ACQUIRING AND WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS N NOTE (OR INTEREST THEREIN) IF SUCH ACQUISITION, SALE, TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR DISPOSITION IS THROUGH, OR WOULD CAUSE ANY CLASS N NOTE (OR INTEREST THEREIN) TO BE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B) OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS AND (D) IT DOES NOT AND WILL NOT BENEFICIALLY OWN ANY CLASS N NOTE (OR ANY
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BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE.  TO THE EXTENT THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN IS UNABLE TO MAKE EACH OF THE REPRESENTATIONS CONTAINED IN THE FOREGOING CLAUSES (A), (B), (C) AND (D), SUCH HOLDER WILL BE DEEMED TO HAVE AGREED TO PROVIDE AN OPINION OF NATIONALLY RECOGNIZED U.S. TAX COUNSEL THAT ITS ACQUISITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL NOT CAUSE THE ISSUER TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION.  ANY TRANSFER OF A CLASS N NOTE (OR ANY BENEFICIAL INTEREST THEREIN) THAT DOES NOT COMPLY WITH THE FOREGOING REQUIREMENTS WILL BE DEEMED NULL AND VOID AB INITIO.

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EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS N [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class N Notes by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class N Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the October 16, 2034 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:   _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:     _________________________________________________________________
Authorized Signer
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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class N [__]% Asset Backed Notes (herein called the “Class N Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class N Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class N Notes shall be made pro rata to the Class N Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
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Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class N Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
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whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
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expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
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ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
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EXHIBIT F-3
INITIAL PRINCIPAL AMOUNT $0
REGISTERED UP TO $[_______]
No. RB N-3-1
SEE REVERSE FOR CERTAIN DEFINITIONS
REGULATION S CUSIP NO.:  [_______]
 [FOR TEMPORARY REGULATION S NOTES ONLY: THIS REGULATION S GLOBAL NOTE IS A TEMPORARY REGULATION S GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS.  BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO, OR IN THE CASE OF AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) IN REGULATION D UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) SHALL, REPRESENT TO EFCAR, LLC (THE “SELLER”) AND THE OWNER TRUSTEE THAT IT (I) IS THE SELLER OR AN AFFILIATE OF THE SELLER, (II) IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (IV) IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS) OR (V) IN CONNECTION WITH SALES OTHER THAN THE INITIAL SALE OF THIS NOTE BY AN INITIAL PURCHASER, IS OTHERWISE ACQUIRING THIS NOTE IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT.
NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER OR AN AFFILIATE OF THE SELLER, (II) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE
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TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A NON-U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT OR (IV) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSFER EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE NOTE REGISTRAR SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE NOTE REGISTRAR AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE NOTE REGISTRAR AND THE SELLER, AND (B) THE NOTE REGISTRAR SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER OR THE NOTE REGISTRAR) SATISFACTORY TO THE SELLER AND THE NOTE REGISTRAR TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR THE APPLICABLE STATE SECURITIES LAWS. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE NOTES FOR ALL PURPOSES.
THIS NOTE, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A “U.S. PERSON” (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, IN EACH CASE IN ACCORDANCE WITH ANY UNITED STATES STATE SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION.
EACH PURCHASER OR TRANSFEREE OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT AND WILL NOT BE, AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN ENTITY THAT IS OR WILL BE, DURING ANY TIME IT HOLDS ANY DIRECT OR INDIRECT INTEREST IN SUCH NOTE, (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (COLLECTIVELY, A “PLAN”) OR (D) AN EMPLOYEE BENEFIT PLAN, A PLAN OR OTHER SIMILAR ARRANGEMENT THAT IS NOT A PLAN BUT IS SUBJECT TO
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FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THE INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THE INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN), AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE (OR INTEREST HEREIN) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE.
EACH HOLDER OF THIS NOTE OR AN INTEREST HEREIN, BY ACCEPTANCE OF THIS NOTE OR SUCH INTEREST IN THIS NOTE, SHALL PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH SUCH NOTEHOLDER TAX IDENTIFICATION INFORMATION AND, TO THE EXTENT ANY WITHHOLDING TAX UNDER SECTIONS 1471 THROUGH 1474 OF THE CODE (“FATCA”) IS APPLICABLE, SUCH NOTEHOLDER FATCA INFORMATION AS REQUIRED UNDER THE INDENTURE.  IN ADDITION, EACH HOLDER OF THIS NOTE WILL BE DEEMED TO UNDERSTAND THAT THE ISSUER AND THE INDENTURE TRUSTEE HAVE THE RIGHT TO WITHHOLD INTEREST PAYABLE WITH RESPECT TO THIS NOTE (WITHOUT ANY CORRESPONDING GROSS-UP) ON ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT FAILS TO COMPLY WITH THE FOREGOING REQUIREMENTS AND ANY OTHER REQUIREMENTS UNDER FATCA.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
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CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
THE FAILURE TO PROVIDE THE ISSUER AND THE INDENTURE TRUSTEE WITH THE APPLICABLE U.S. FEDERAL INCOME TAX CERTIFICATIONS (GENERALLY, AN INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 (OR SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE, OR AN APPROPRIATE IRS FORM W-8 (OR SUCCESSOR FORM) OTHER THAN AN IRS FORM W-8ECI OR IRS FORM W-8IMY WITH AN IRS FORM W-8ECI ATTACHED IN THE CASE OF A PERSON THAT IS NOT A UNITED STATES PERSON MAY RESULT IN THE IMPOSITION OF U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING UPON PAYMENTS TO THE HOLDER IN RESPECT OF THIS NOTE.
NO PORTION OF THIS NOTE OR ANY INTEREST HEREIN MAY BE TRANSFERRED, DIRECTLY OR INDIRECTLY, TO ANY PERSON THAT WOULD PROVIDE AN IRS FORM W-8ECI OR IRS FORM W‑8IMY WITH AN ATTACHED IRS FORM W-8ECI IN RESPONSE TO THE WITHHOLDING REQUIREMENTS OF SECTION 3.22 OF THE INDENTURE.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT AS A RESULT OF SUCH HOLDER’S OWN ACTIVITIES SEPARATE FROM THOSE OF THE ISSUER SUCH HOLDER IS NOT REQUIRED TO TREAT INCOME FROM THIS NOTE AS EFFECTIVELY CONNECTED TO A UNITED STATES TRADE OR BUSINESS OF A PERSON THAT IS NOT A UNITED STATES PERSON AND NO HOLDER SHALL PROVIDE THE ISSUER WITH EITHER AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) OR AN IRS FORM W‑8IMY (OR SUCCESSOR FORM) TO WHICH AN IRS FORM W‑8ECI (OR SUCCESSOR FORM) IS ATTACHED (EITHER DIRECTLY OR AS PART OF ANOTHER FORM ATTACHED TO SUCH IRS FORM W‑8IMY).
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED TO THE INDENTURE TRUSTEE, NOTE REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) (1) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-
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THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CLASS E NOTES, THE CLASS N NOTES AND ANY EQUITY INTERESTS IN THE ISSUER OR (2) SOLELY IN THE CASE OF EFCAR, LLC ACQUIRING CLASS N NOTES FOR THE PURPOSES OF THE U.S. RISK RETENTION RULES, THERE WILL BE NO MORE THAN FIVE (5) OWNERS OF SUCH FLOW-THROUGH ENTITY (AS DETERMINED FOR PURPOSES OF SECTION 1-7704-1(H) OF THE TREASURY REGULATIONS) AND EACH SUCH OWNER EITHER IS NOT AND WILL NOT BECOME A FLOW-THROUGH ENTITY OR SATISFIES THE PRECEDING CLAUSE (1) AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN ANY CLASS N NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, (B) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE CONVEY ANY PARTICIPATING INTEREST IN ANY NOTE OR ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO ANY NOTE, (C) IT IS NOT ACQUIRING AND WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF ANY CLASS N NOTE (OR INTEREST THEREIN) IF SUCH ACQUISITION, SALE, TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR DISPOSITION IS THROUGH, OR WOULD CAUSE ANY CLASS N NOTE (OR INTEREST THEREIN) TO BE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B) OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS AND (D) IT DOES NOT AND WILL NOT BENEFICIALLY OWN ANY CLASS N NOTE (OR ANY BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE.  TO THE EXTENT THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN IS UNABLE TO MAKE EACH OF THE REPRESENTATIONS CONTAINED IN THE FOREGOING CLAUSES (A), (B), (C) AND (D), SUCH HOLDER WILL BE DEEMED TO HAVE AGREED TO PROVIDE AN OPINION OF NATIONALLY RECOGNIZED U.S. TAX COUNSEL THAT ITS ACQUISITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL NOT CAUSE THE ISSUER TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION.  ANY TRANSFER OF A CLASS N NOTE (OR ANY BENEFICIAL INTEREST THEREIN) THAT DOES NOT COMPLY WITH THE FOREGOING REQUIREMENTS WILL BE DEEMED NULL AND VOID AB INITIO.

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EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
CLASS N [__]% ASSET BACKED NOTE
Exeter Automobile Receivables Trust 2026-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of UP TO [_______] DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the outstanding principal amount of this note immediately prior to such Distribution Date and the denominator of which is the outstanding principal amount of all Class N Notes by (ii) the aggregate amount, if any, payable from the Note Distribution Account and Collection Account in respect of principal on the Class N Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the October 16, 2034 Distribution Date (the “Final Scheduled Distribution Date”).  The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment.  Interest on this Note will accrue for each Distribution Date from and including the 15th day of each calendar month to but excluding the 15th day of the succeeding calendar month or, if no interest has yet been paid, from August 31, 2026.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:  _________________________________________________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes designated above and referred to in the within-mentioned Indenture.
Date: August 31, 2026	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee
By:   _________________________________________________________________
Authorized Signer
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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class N [__]% Asset Backed Notes (herein called the “Class N Notes”), all issued under an Indenture dated as of August 9, 2026 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, Exeter Holdings Trust 2026-4 (the “Holding Trust”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.
The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class N Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.
Principal of the Class N Notes will be payable on each Distribution Date in an amount described on the face hereof. “Distribution Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 15, 2026.  If Exeter is no longer acting as Servicer, the distribution date may be a different day of the month.  The term “Distribution Date,” shall be deemed to include the Final Scheduled Distribution Date.
As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture.  As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture.  All principal payments on the Class N Notes shall be made pro rata to the Class N Noteholders entitled thereto.
Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the
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Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in Jersey City, New Jersey.
The Issuer shall pay interest on overdue installments of interest at the Class N Interest Rate to the extent lawful.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Holding Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or the Holding Trust or (c) any partner, owner, beneficiary, agent, officer, director, manager or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Holding Trust, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than a Certificateholder, or an Affiliate of a Certificateholder, as indebtedness for purposes of U.S. federal income, state and local income and franchise and any other income taxes.
Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in
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whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.
The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.
Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, managers, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications made by the Issuer in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer and not by the foregoing Persons.  The Holder of this Note by the acceptance hereof agrees that except as
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expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
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ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________
       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated    _________________________________________________________________     1     _________________________________________________________________
               Signature Guaranteed:
____________________________________________      ________________________________________

_______________________________

1  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
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EXHIBIT G-1
FORM OF TRANSFER CERTIFICATE FOR TRANSFERS FROM REGULATION S GLOBAL NOTE TO GLOBAL NOTE
(Transfer pursuant to §2.10 of the Indenture)
Citibank, N.A., as Indenture Trustee
480 Washington Boulevard, 16th Floor
Jersey City, New Jersey 07310
Attention: Citibank Agency & Trust, EART 2026-4

Reference is hereby made to the Indenture, dated as of August 9, 2026 (the “Indenture”), among EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4, a Delaware statutory trust (the “Issuer”), EXETER HOLDINGS TRUST 2026-4, a Delaware statutory trust, and CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”).  Capitalized terms used but not defined herein are used as defined in the Indenture and if not in the Indenture then such terms shall have the meanings assigned to them in Regulation S (“Regulation S”) or Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended (the “Securities Act”).
This letter relates to U.S. $[_____] aggregate principal amount of the [Class E Notes][Class N Notes] which are held in the form of Regulation S Global Note (CUSIP No. [_____]) with The Depositary Trust Company in the name of [name of Transferor] (the “Transferor”) and is intended to facilitate the transfer of [Class E Notes][Class N Notes] in exchange for an equivalent beneficial interest in a Global Note in the name of [name of Transferee] (the “Transferee”).
In connection with such request, (i) the Transferor and the Transferee both hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture, and (ii) (A) the Transferee does hereby represent, warrant and agree for the benefit of the Issuer that statements (i) through (vii) below are all true, and (B) the Transferor does hereby certify that it reasonably believes that the following statements (i) through (vii) concerning the Transferee are all true:
i.
The Transferee is a qualified institutional buyer (within the meaning of Rule 144A under the Securities Act) who is acquiring the [Class E Notes][Class N Notes] for its own account or for an account that is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act;

ii.
The Transferee and any such account (if applicable) described in the foregoing statement (i) is acquiring not less than the minimum denomination of the [Class E Notes][Class N Notes], and (ii) if the Transferor is not transferring all of its interests in the [Class E Notes][Class N Notes], the Transferor (after giving effect to the proposed transfer of interests in the [Class E Notes][Class N Notes]to the Transferee) will continue to hold not less than the minimum denomination of the [Class E Notes][Class N Notes];

iii.	The Transferee (and each such account) is not formed for the purpose of acquiring the [Class E Notes][Class N Notes];
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iv.	The Transferee will notify future transferees of these transfer restrictions;
v.	The Transferee is obtaining the [Class E Notes][Class N Notes]in a transaction pursuant to Rule 144A;
vi.	The Transferee is obtaining the [Class E Notes][Class N Notes] in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction; and
vii.	The Transferee either (check one):
[_]
is “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), other than a foreign branch of a United States person acting as a qualified intermediary, and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

[_]
is not a “United States person” within the meaning of Section 7701(a)(30) of the Code or is a foreign branch of a United States person acting as a qualified intermediary, and a properly completed and signed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (without any IRS Forms W-8ECI attached) or IRS Form W-8EXP (with appropriate attachments to these forms), as applicable (or applicable successor form), is attached hereto.

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You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal Proceedings or official inquiry with respect to the matters covered hereby.
[Name of Transferee]
By: _____________________________
Name:
Title:
[Name of Transferor]
By: _____________________________
Name:
Title:
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EXHIBIT G-2
FORM OF TRANSFER CERTIFICATE FOR TRANSFERS FROM GLOBAL NOTE TO REGULATION S GLOBAL NOTE
(Transfer pursuant to §2.10 of the Indenture)
Citibank, N.A., as Indenture Trustee
480 Washington Boulevard, 16th Floor
Jersey City, New Jersey 07310
Attention: Citibank Agency & Trust, EART 2026-4

Reference is hereby made to the Indenture, dated as of August 9, 2026 (the “Indenture”), among EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4, a Delaware statutory trust (the “Issuer”), EXETER HOLDINGS TRUST 2026-4, a Delaware statutory trust, and CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”).  Capitalized terms used but not defined herein are used as defined in the Indenture and if not in the Indenture then such terms shall have the meanings assigned to them in Regulation S (“Regulation S”) or Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended (the “Securities Act”).
This letter relates to U.S. $[_____] aggregate principal amount of the [Class E Notes][Class N Notes]which are held in the form of a Global Note (CUSIP No. [_____]) with The Depositary Trust Company in the name of [name of Transferor] (the “Transferor”) and is intended to facilitate the transfer of [Class E Notes][Class N Notes] in exchange for an equivalent beneficial interest in a Regulation S Global Note in the name of [name of Transferee] (the “Transferee”).
In connection with such request the Transferee does hereby certify represent, warrant and agree for the benefit of the Issuer and the Indenture Trustee that (1) at the time the buy order was originated, the Transferee was outside the United States, (2) the Transferee is a Regulation S Non-U.S. Person, (3) the transfer from Transferor to Transferee is being made pursuant to Regulation S and (4) the transfer is being effected in accordance with the transfer restrictions set forth in the Indenture.
The Transferee hereby certifies that either (check one):
[_] it is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), other than a foreign branch of a United States person acting as a qualified intermediary, and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or
[_]
it is not a “United States person” within the meaning of Section 7701(a)(30) of the Code or is a foreign branch of a United States person acting as a qualified intermediary, and a properly completed and signed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (without any IRS Forms W-8ECI attached) or IRS Form W-8EXP (with appropriate attachments to these forms), as applicable (or

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applicable successor form), is attached hereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]
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You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal Proceedings or official inquiry with respect to the matters covered hereby.
[Name of Transferee]
By: _____________________________
Name:
Title:
[Name of Transferor]
By: _____________________________
Name:
Title:

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SCHEDULE A

REPRESENTATIONS AND WARRANTIES
OF THE ISSUER AND THE HOLDING TRUST
Representations and Warranties Regarding the Receivables:
1.            Security Interest in Financed Vehicle.  This Indenture creates a valid and continuing Security Interest (as defined in the applicable UCC) in the Receivables in favor of the Indenture Trustee, which Security Interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Holding Trust.  The Holding Trust owns and has good and marketable title to the Receivables free and clear of any Lien (other than the Lien in favor of the Indenture Trustee), claim or encumbrance of any Person.
2.            Perfection of Security Interest.  Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the Indenture Trustee, for the benefit of the Issuer Secured Party or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Indenture Trustee, for the benefit of the Issuer Secured Party.
3.            All Filings Made.  The Issuer and the Holding Trust have caused or will have caused, within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the State of Delaware under applicable law in order to perfect the security interest in the Receivables granted to the Indenture Trustee hereunder.  All financing statements filed or to be filed against the Issuer or the Holding Trust in favor of the Indenture Trustee in connection herewith describing the Receivables contain a statement to the following effect: “A purchase of or a security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee.”
4.            No Impairment.  Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Holding Trust has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. Each of the Holding Trust and the Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer or the Holding Trust that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer and the Holding Trust are not aware of any judgment, ERISA or tax lien filings against it.
5.            Chattel Paper.  The Receivables constitute “chattel paper” within the meaning of the UCC as in effect in the States of New York and Delaware.
6.            Good Title.  The Holding Trust owns and has good and marketable title to the Receivables, free and clear of any Lien (other than the Lien in favor of the Indenture Trustee).
7.            Possession of Original Copy.  The Custodian, on behalf of the Holding Trust, has in its possession the authoritative tangible copy or in its “control” (within the meaning of Section 9-105 of the applicable UCC) the authoritative electronic copy of each Receivable.
Sch. A-1

8.            One Original.  There is only one authoritative copy (which may be an original tangible executed copy or a single authoritative electronic copy) of each Receivable.  Each authoritative electronic copy of a Receivable (a) is unique, identifiable and unalterable (other than with the participation of the Custodian in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision) and (b) has been communicated to and is maintained by or on behalf of the Custodian, solely for the benefit of the Indenture Trustee.
9.            Not an Authoritative Copy.  With respect to each authoritative electronic copy of a Receivable, each copy of such authoritative copy and any copy of a copy are readily identifiable as copies that are not the authoritative copy.
10.          Revisions.  With respect to each Receivable that is evidenced by an authoritative electronic copy, the related authoritative electronic copy has been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of such Contract must be made with the participation of the Custodian and (b) all revisions of the authoritative copy of such Contract must be readily identifiable as an authorized or unauthorized revision.
11.       Pledge or Assignment.  With respect to each Receivable that is evidenced by an authoritative electronic copy, the authoritative copy of such Contract communicated to the Custodian has no marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Custodian.

Sch. A-2